UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08360

GUINNESS ATKINSON FUNDS
(Exact name of registrant as specified in charter)

21550 Oxnard Street, Suite 850 Woodland Hills, CA			91367
(Address of principal executive offices)			(Zip code)

James J. Atkinson, Jr. 21550 Oxnard Street, Suite 850 Woodland Hills, CA 91367
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800-915-6566)

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2013

Item 1. Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Guinness AtkinsonTM Funds
Semi-Annual Report

June 30, 2013

TABLE OF CONTENTS

3	Letter to Shareholders
6	Expense Example
7	Alternative Energy Fund
13	Asia Focus Fund
18	Asia Pacific Dividend Fund
23	China & Hong Kong Fund
28	Global Energy Fund
35	Global Innovators Fund
41	Inflation Managed Dividend FundTM
47	Renminbi Yuan & Bond Fund
53	Statements of Assets and Liabilities
55	Statements of Operations
57	Statements of Changes in Net Assets
60	Financial Highlights
68	Notes to Financial Statements
79	Additional Information
82	Privacy Notice
83	Guinness Atkinson Funds Information

Dear Guinness Atkinson Funds Shareholders,

Broadly speaking, the first half of 2013 has been good; six of the Guinness Atkinson Funds have produced positive results year to date and all but one have produced a positive result over the 12 month period ending June 30, 2013. The year to date leader of the pack is the Alternative Energy Fund, which has returned 26.32% for the first half of 2013. That result is refreshing for those of us that have been long-term investors in this Fund and we are cognizant that this Fund still has a long road ahead of it to get back to where it was prior to the global economic crisis. The tail draggers for the first half of 2013 are the Asia Focus Fund, down 14.41% year to date, and the China & Hong Kong Fund, down 10.67%. Complete data on all of the Funds' performance is contained in the table below.

Two Guinness Atkinson Funds deserve special mention. The Inflation Managed Dividend Fund, which launched on March 30, 2012, is off to an excellent start. Year to date through June 30, 2013 this Fund has produced a total return of 13.16% and for the last 12 months the return has been 21.29%. The objective of this Fund is to seek a moderate level of income and consistent dividend growth that exceeds the rate of inflation. The Fund was also listed in the July 8, 2013 edition of the Wall Street Journal as a category king for performance for the one-year period ended June 30, 2013 under the "Global Equity Income" category. We launched this Fund with the belief that investors need a vehicle that would be relatively conservative and combat the effects of rising inflation and higher interest rates. Clearly higher interest rates can have a negative impact on dividend stocks (and stocks generally) but over time a rising dividend rate should provide a buffer against higher rates in a way that fixed-income investments generally cannot.

We'd also like to highlight the Global Innovators Fund. For the last 10 years this Fund has continued to produce exceptional returns. For the following periods ending June 30, 2013 this Fund has delivered the following annualized rates of return: 27.47% over one year; 19.61% over three years; 7.87% over five years; and 9.68% over 10 years.

Long time readers will know that we hold an optimistic view of the world and the human condition. We're delighted that we don't need to comment on the latest financial industry scandal or fresh financial crisis; themes that have been in previous letters. The recent performance of the financial markets would suggest that the market believes the future, at least the global economic future, is promising. That may be difficult for some to comprehend as the news continues to be largely negative. But, that is the inherent nature of news. Clearly the employment picture is getting better, although not in the robust fashion we might prefer. Clearly American and global consumers are more optimistic than in years past and are spending more, although not at the rate we might expect of a more robust recovery. And quite clearly the US and global economies are growing, just not at a very rapid rate. But, we believe things are getting better and, perhaps more importantly, things appear to be getting better in a more sound manner. We wrote a few years back that the solution to the economic crisis would of necessity involve less consumer and corporate debt and that paying down that debt would inhibit spending and mean a protracted recovery. But the good news in that is that the recovery may have a more solid foundation. As we discovered, a consumer recovery built on excessive debt is inherently fragile. We are still of the belief that the recovery will continue, that it will be slow and that in the end we will all be the better for it. The financial markets seem to be coming around to this view.

There are, of course, still problems, both cyclical and secular. The markets won't move in either direction in a straight line and we will always be waiting for next week's financial report and the elimination of the uncertainty surrounding the markets. In the meantime at the risk of repeating ourselves we continue to advise a long-term view of the planet and the human condition, both of which are measurably better than at any time in human history and a long-term view of investing.

As with our previous report, our portfolio managers provide commentary for each of the Guinness Atkinson Funds adjacent to each Fund's financial report, and Morningstar ratings data can be found immediately after this letter.

We appreciate the confidence you have placed in us and we look forward to continuing to serve you.

Sincerely,

Timothy Guinness	James Atkinson

Fund Performance

The table below provides total return data for each of the Funds over the one, three, five, ten and from inception periods through June 30, 2013.

Fund (inception date)	Year to Date	1-year	3-year	5-year	10-year	From Inception	Expense Ratio
Alternative Energy Fund (March 31, 2006)	26.32%	28.19%	-11.43%	-23.77%	—	-15.89%	2.32	% gross;
							2.02	% net†
Asia Focus (April 29, 1996)	-14.41%	0.83%	1.27%	-3.01%	10.50%	2.38%	1.71%
Asia Pacific Dividend Fund (March 31, 2006)	0.22%	16.21%	11.75%	1.74%	—	5.36%	3.57	% gross;
							1.98	% net†
China & Hong Kong (June 30, 1994)	-10.67%	-0.81%	-1.98%	-1.09%	11.30%	6.91%	1.52%
Global Energy Fund (June 30, 2004)	2.52%	12.59%	7.50%	-5.22%	—	11.76%	1.35%
Global Innovators Fund (December 15, 1998)	17.04%	27.47%	19.61%	7.87%	9.68%	5.76%	1.51%
Inflation Managed Dividend FundTM	13.16%	21.29%	—	—	—	14.67%	7.05	% gross;
(March 30, 2012)							0.68	% net†
Renminbi Yuan & Bond Fund (June 30, 2011)	0.86%	4.53%	—	—	—	2.44%	0.90%

Periods of greater than one year are average annualized returns; returns for periods of one year or less are actual returns. All returns are for the periods ending June 30, 2013.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

Each Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data quoted does not reflect this fee. If it had, total return would be lower.

†All of the Guinness Atkinson Funds have an expense cap in place and the advisor is contractually obligated to cap the Funds' total expenses at least through June 30, 2014. For the Inflation Managed Dividend FundTM, the advisor is contractually obligated to cap total expenses at least through March 31, 2015.

Expense ratios are from the most recent prospectus (dated May 1, 2013) and are from the most recent audited financials (period ending December 31, 2012) at the time that prospectus was completed.

Morningstar Ratings (based on Morningstar risk-adjusted returns)

Below is a table listing the Morningstar star ratings as of June 30, 2013 for the six Guinness Atkinson Funds that have at least a three year history. Parenthetical numbers after the star rating indicate the number of funds in the comparison group.

Fund	Category	Overall		3-year		5-year		10-year
Alternative Energy	Equity Energy	1	*	1	*	1	*	N/A
Fund		(88	funds)	(88	funds)	(69	funds)
Asia Focus	Pacific/Asia	1	*	2	**	1	*	1	*
Fund	Ex-Japan Stk	(49	funds)	(49	funds)	(36	funds)	(28	funds)
Asia Pacific Dividend	Pacific/Asia	3	***	4	****	3	***	N/A
Fund	Ex-Japan Stk	(49	funds)	(49	funds)	(36	funds)
China & Hong Kong	China Region	3	***	2	**	2	**	3	***
Fund		(76	funds)	(76	funds)	(58	funds)	(23	funds)
Global Energy	Equity Energy	3	***	2	**	3	***	N/A
Fund		(88	funds)	(88	funds)	(69	funds)
Global Innovators	Large Growth	4	****	4	****	3	***	4	****
Fund		(1,488	funds)	(1,488	funds)	(1,308	funds)	(863	funds)

©2013 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The Funds invest in foreign securities, which involves greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for emerging markets countries. Non-diversified Funds' assets may be concentrated in fewer individual holdings than diversified funds. Therefore, these Funds are more exposed to individual stock volatility than diversified funds. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in debt securities typically decrease in value when interest rates rise, which can be greater for longer-term debt securities. Investments in derivatives involve risks different from, and in certain cases, greater than the risks presented by traditional investments. Investments focused in a single geographic region may be exposed to greater risk than investments diversified among various geographies. Investments focused on the energy sector may be exposed to greater risk than an investments diversified among various sectors.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in distribution percentages.)

GUINNESS ATKINSONTM FUNDS

Expense Examples (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) redemption fees; and (2) ongoing costs, including advisory fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period shown and held for the entire period from January 1, 2013 to June 30, 2013.

Actual Expenses

For each Fund, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid during Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Fund, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any redemption fees. Therefore, the second line for each Fund of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these redemption fees were included, your costs would have been higher.

	Beginning Account Value (01/01/13)	Ending Account Value (06/30/13)	Expenses Paid During Period* (01/01/13 to 06/30/13)	Expense Ratios During Period* (01/01/13 to 06/30/13)
Guinness Atkinson Alternative Energy Fund Actual	$1,000.00	$1,263.20	$11.39	2.03	%†
Guinness Atkinson Alternative Energy Fund Hypothetical (5% return before expenses)	$1,000.00	$1,014.73	$10.14	2.03	%†
Guinness Atkinson Asia Focus Fund Actual	$1,000.00	$855.90	$8.56	1.71%
Guinness Atkinson Asia Focus Fund Hypothetical (5% return before expenses)	$1,000.00	$1,015.57	$9.30	1.71%
Guinness Atkinson Asia Pacific Dividend Fund Actual	$1,000.00	$1,002.20	$9.83	1.98	%†
Guinness Atkinson Asia Pacific Dividend Fund Hypothetical (5% return before expenses)	$1,000.00	$1,014.98	$9.89	1.98	%†
Guinness Atkinson China & Hong Kong Fund Actual	$1,000.00	$893.30	$7.09	1.52%
Guinness Atkinson China & Hong Kong Fund Hypothetical (5% return before expenses)	$1,000.00	$1,017.31	$7.55	1.52%
Guinness Atkinson Global Energy Fund Actual	$1,000.00	$1,025.20	$6.98	1.33%
Guinness Atkinson Global Energy Fund Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$6.95	1.33%
Guinness Atkinson Global Innovators Fund Actual	$1,000.00	$1,170.40	$8.02	1.48%
Guinness Atkinson Global Innovators Fund Hypothetical (5% return before expenses)	$1,000.00	$1,017.41	$7.45	1.48%
Guinness Atkinson Inflation Managed DividendTM Fund Actual	$1,000.00	$1,131.60	$3.59	0.68	%†
Guinness Atkinson Inflation Managed DividendTM Fund Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.41	0.68	%†
Guinness Atkinson Renminbi Yuan & Bond Fund Actual	$1,000.00	$1,008.60	$4.48	0.90	%†
Guinness Atkinson Renminbi Yuan & Bond Fund Hypothetical (5% return before expenses)	$1,000.00	$1,020.33	$4.51	0.90	%†

*Expenses are equal to the Fund's annualized expense ratio including interest expense as indicated, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year period (181), then divided by the number of days in the fiscal year (365) (to reflect the one-half year period).

†Includes interest expense and net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Fund's actual expenses would have been higher.

GUINNESS ATKINSON ALTERNATIVE ENERGY FUND for the period ended June 30, 2013

1.  Performance

The Guinness Atkinson Alternative Energy Fund was up 26.32% for the first half of 2013. This compared to a rise in the Wilderhill New Energy Global Innovation Index of 25.31% and in the Wilderhill Clean Energy Index of 32.43%. The first half was characterised by a strong start to the year in January and February with a weak March so that the Fund was up 5.26% for the first quarter. The second quarter saw good performance in April and May and the Fund was then able to keep most of its gains despite a pullback in global markets in June to deliver a return to investors of 20.00% in the second quarter.

AVERAGE ANNUALIZED TOTAL RETURNS

	6 Months (Actual)	1 Year (Actual)	3 Year	5 Year	Since Inception (March 31, 2006)
Fund	26.32%	28.19%	-11.43%	-23.77%	-15.89%
Benchmark Index:
Wilderhill New Energy Global Innovation Index (NEX)	25.31%	30.93%	-4.75%	-16.64%	-6.69%
Wilderhill Clean Energy Index (ECO)	32.43%	21.83%	-11.91%	-22.21%	-17.02%

The Fund's gross expense ratio is 2.32% and net expense ratio is 2.02% per the Summary Prospectus dated May 1, 2013. The Advisor has contractually agreed to waive a portion of its advisory fees and/or reimburse other Fund expenses so that the Fund's ratio of expenses to average daily net assets will not exceed 1.98% (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) through at least June 30, 2014. To the extent that the Advisor waives fees, it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived and/or reimbursed, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

The Fund imposes a 2% redemption fee on the sale of shares held less than 30 days. Performance data quoted does not reflect this redemption fee. Total returns for certain periods reflect fee limitations in effect and in the absence of these limitations total returns would have been lower.

The first half of 2013 has seen a recovery in global stock markets and a recovery in alternative energy stocks. The Guinness Alternative Energy Fund has outperformed the Wilderhill New Energy Global Innovation Index of 1.01% over the period and this outperformance reflects the higher beta, pureplay structure of the Fund.

Macro drivers have included a marked slowdown in reduction of subsidies and a rise in the US natural gas price. The sector appears to be starting to feel the benefits of an increased focus on alternative energy outside of Europe and the US.

The Fund's solar and wind stocks were the main drivers of the strong performance, with the Fund's biofuels and hydro stocks the main poor performers.

In the solar sector we have seen a demand response to the low module prices that are now available and an increase in the levels of support for solar in Japan and China. Demand has been stronger than expected in Europe and the US is now seeing meaningful growth. This has translated into a bottoming of both module and polysilicon prices and increased utilisation for manufacturing facilities, both of which have bolstered profit margins. The solar sector has been further held back by a threatened trade war between China and Europe, as the European Union had proposed levying punitive anti-dumping tariffs on solar panels imported from China. This has now been resolved with a minimum price level for Chinese panels that is likely to support profitability at the expense of volume growth in Europe.

The notable strong solar performer was Sunpower, whose higher efficiency panels give them an advantage in the rooftop solar market, Sunpower is a US company albeit with Asian manufacturing and who has built a meaning pipeline of projects that they are developing in house. Over the reporting period we have seen two of the fund's holdings become distressed – LDK Solar and Suntech. Both of these stocks have recovered markedly since they defaulted, but are unlikely to remain long-term constituents of the portfolio.

GUINNESS ATKINSON ALTERNATIVE ENERGY FUND

The Fund has had two sources of returns in the wind sector – wind turbine manufacturers and Chinese renewable utilities.

The Fund's wind turbine manufacturing holdings – Vestas, Gamesa and Nordex have seen strong share price recovery as they implement restructuring programmes and report order flow increases. The stocks had been trading at depressed prices that reflected investor concerns over balance sheets that have diminished. There is also the relief that the key US Production Tax Credit was extended at the end of the year. We believe that the wind sector is further benefiting from having delivered meaningful improvements in the efficiency of turbines over the last 5 years that have improved the economics for the purchasers of turbines to offset low electricity prices in the US and Europe.

The Fund has held four Chinese renewable utilities that have performed well as turbine prices remain depressed in China while electricity prices are expected to increase. Furthermore there has been less curtailment of generation as the Chinese national grid rules and infrastructure are improved in favour of renewables.

The Fund's weak performing wind stocks have been the European utility holdings, where concerns over subsidy cuts and lower electricity prices have weighed on the stocks.

The Fund's holdings in smaller stocks – Good Energy and Canada Lithium have given back some of their strong performance from 2012, and the fund has benefited from the announcement of acquisitions of Power One and Theolia.

2.  Activity

The Fund acquired a position in Maple Energy, a Peruvian ethanol manufacturer with a low cost base. We believe Maple Energy should benefit from moving into full production and from any increases in ethanol prices. Maple Energy produces its own sugar cane and as such has some protection from agricultural price swings on the cost side.

3.  Outlook

With the strong run up in the first half of 2013, we have some concerns that stock prices are now more accurately reflecting the levels of risk that the sector faces. However, much of the return has come from stocks recovering from distressed situations and for many of the stocks we are still a long way from historically high prices.

The risks facing the sector are slowly being resolved. Price levels of installations for all alternative energy technologies not just wind and solar have fallen to levels where there are much improved economics for installations and where the level of investment is only beginning to respond to the attractive returns now available. Expectations of the long term natural gas price in a world with shale gas are rising, and public support for the sector remains strong. Balance sheets are improving and for most sectors there is more rational pricing of equipment.

The long term outlook for alternative energy remains good. The key drivers remain in place: dwindling fossil fuel supplies; energy security concerns; environmental issues; and climate change. The reduced cost of alternative energy technologies is likely to accelerate the growth of the alternative energy sector. We continue to position the Fund to benefit from the long term growth of the sector.

Edward Guinness	August 2013

The Fund invests in foreign securities, which will involve political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund is non-diversified, meaning that its assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. The Fund invests in smaller companies, which will involve additional risks such as limited liquidity and greater volatility. The Fund's focus on the energy sector to the exclusion of other sectors exposes the Fund to greater market risk and potential monetary losses than if the Fund's assets were diversified among various sectors.

The Wilderhill New Energy Global Innovation Index (NEX) is a modified dollar-weighted index of publicly traded companies that are active in renewable and low-carbon energy, and that stand to benefit from responses to climate change and energy security concerns. The Wilderhill Clean Energy Index (ECO) is a modified equal dollar weighted index comprised of publicly traded companies whose businesses stand to benefit substantially from societal transition toward the use of cleaner energy and

GUINNESS ATKINSON ALTERNATIVE ENERGY FUND

conservation. The MSCI World Energy Index is an unmanaged index composed of more than 1,400 stocks listed on exchanges in the U.S. Europe, Canada, Australia, New Zealand, and the Far East. These indices are unmanaged, not available for investment and do not incur expenses.

Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

Please refer to the Schedule of Investments for details on fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2013
GUINNESS ATKINSON ALTERNATIVE ENERGY FUND

# of Holdings in Portfolio:	33
Portfolio Turnover:	3.9%
% of Stocks in Top 10:	44.0%
Fund Managers:
Edward Guinness
Top 10 Holdings (% of net assets)		Sector Breakdown (% of net assets)
SunPower Corp. - Class B	5.5%	Wind	47.2%
Vestas Wind Systems A/S	4.9%	Solar	29.2%
Good Energy Group PLC	4.8%	Hydro	8.8%
Power-One Inc.	4.8%	Efficiency	8.1%
Gamesa Corp Tecnologica S.A.	4.6%	Geothermal	3.5%
JA Solar Holdings Co., Ltd.	4.1%	Biofuel	1.8%
Canada Lithium Corp.	4.1%
Huaneng Renewables Corp. Ltd. - H Shares	3.8%
China Suntien Green Energy Corp. Ltd. - H Shares	3.7%
WaterFurnace Renewable Energy Inc.	3.7%

SCHEDULE OF INVESTMENTS
at June 30, 2013 (Unaudited)

GUINNESS ATKINSON ALTERNATIVE ENERGY FUND

Shares	COMMON STOCKS: 98.6%	Value
Biofuel: 1.8%
410,000	Maple Energy PLC*	$268,145
Efficiency: 8.1%
146,000	Applied Intellectual Capital Ltd.*†^	—
760,987	Carmanah Technologies Corp.*	206,220
9,000	Itron, Inc.*	381,870
1,977,455	Thermal Energy International, Inc.*	79,910
28,400	WaterFurnace Renewable Energy Inc.	554,930
		1,222,930
Geothermal: 3.5%
22,119	Ormat Technologies, Inc.	520,239
Hydro: 8.8%
1,310,000	Canada Lithium Corp.*	616,573
42,959	Cia Energetica de Minas Gerais ADR	385,342
16,700	Verbund AG	317,149
		1,319,064
Solar: 29.2%
85,700	JA Solar Holdings Co., Ltd.*	617,040
155,800	LDK Solar Co., Ltd. - ADR*	200,982
113,000	Power-One Inc.*	714,160
252,000	Renesola Ltd. - ADR*	539,280
10,560	SMA Solar Technology AG	315,181
40,000	SunPower Corp. - Class B *	828,000
247,291	Suntech Power Holdings Co., Ltd. - ADR*	254,710
80,500	Trina Solar Ltd. - ADR*	479,780
136,500	Yingli Green Energy Holding Co., Ltd. - ADR*	442,260
		4,391,393
Wind: 47.2%
6,200	Acciona S.A.	327,246
44,987	Boralex Inc. - Class A*	459,837
2,190,000	China Datang Corp. Renewable Power Co. Ltd. - H Shares	471,542
457,000	China Longyuan Power Group Corp. - H Shares	473,731
1,535,000	China Suntien Green Energy Corp. Ltd. - H Shares	562,064
75,400	EDP Renovaveis SA	386,981
217,200	Enel Green Power SpA	450,933
125,931	Gamesa Corporation Tecnologica S.A.	685,174
332,941	Good Energy Group PLC*	721,605
221,100	Greentech Energy Systems*	397,433
1,565,000	Huaneng Renewables Corp. Ltd. - H Shares	566,996

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 98.6% (Continued)	Value
70,100	Nordex SE*	$489,986
245,708	Theolia SA*	367,798
51,315	Vestas Wind Systems A/S*	728,965
		7,090,291
	Total Common Stocks (cost $28,215,464)	14,812,062
	Total Investments in Securities (cost $28,215,464): 98.6%	14,812,062
	Other Assets less Liabilities: 1.4%	209,814
	Net Assets: 100.0%	$15,021,876

*  Non-income producing security.

†  Illiquid. Illiquid securities represent 0.0% of net assets.

^  Fair value under direction of the Board of Trustees. Fair valued securities represent 0.0% of net assets.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

ASIA FOCUS FUND for the period ended June 30, 2013

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURNS

	6 Months (Actual)	1 Year (Actual)	3 Year	5 Year	10 Year
Fund	-14.41%	0.83%	1.27%	-3.01%	10.50%
Benchmark Index:
MSCI AC Far East Ex Japan Index	-5.53%	9.40%	7.46%	4.20%	13.21%
S&P 500 Index	13.82%	20.58%	18.45%	7.00%	7.29%

The Fund's gross expense ratio is 1.71% per the Summary Prospectus dated May 1, 2013. The Advisor has contractually agreed to waive a portion of its advisory fees and/or reimburse other Fund expenses so that the Fund's ratio of expenses to average daily net assets will not exceed 1.98% (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) through at least June 30, 2014. To the extent that the Advisor waives fees and/or reimburses expenses, it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived and/or reimbursed, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

The Fund imposes a 2% redemption fee on the sale of shares held less than 30 days. Performance data quoted does not reflect this redemption fee. Total returns for certain periods reflect fee limitations in effect and, in the absence of these limitations, total returns would have been lower.

During the first half of 2013, the portfolio's performance was driven by underperformance in its holdings in the Energy and Materials sectors. The Fund is also relatively overweight in Chinese equities, and renewed investor concerns over growth there also affected performance. Chinese economic growth has been within the government's target range of 7-8% in real terms in the first half of 2013, but this has not translated into a sustained rebound in construction activity, infrastructure projects or materials demand, and as a result companies related to these sectors have suffered. In contrast to previous periods of slower economic growth in China, the government's policy response has been primarily monetary, rather than fiscal, and this has not been positive for the Energy and Materials sectors.

There has also been some changes in industrial policy with regard to both electricity production and heavy industries which have been negative for some of the Fund's holdings. A new government has recently taken power in China, and it is addressing over-capacity across a range of sectors. The government wants to supress further capacity expansion in these industries by restricting credit and this has been a headwind for industries such as cement, coal, steel and chemicals, in which some of the Fund's holdings are represented.

Elsewhere in the region, and outside of the Energy and Materials sectors, performance has been reasonably good, with positive contributions from holdings in Automotive components, Information Technology, Gaming and Property.

2.  Portfolio Position

Geographically, the Fund is weighted towards China and Hong Kong with the aim of benefiting from the continuing economic growth there. Although growth has slowed in recent quarters, we feel it remains reasonable for an economy of its size and scale. The Fund is also well overweight in Thailand and Malaysia as these have well-established domestic-driven growth stories.

By sector, the Fund is well overweight in the Energy and Information Technology sectors, relative to the Fund's benchmark, the MSCI AC Far East ex Japan Index. Materials and Industrials stocks are also well represented in the portfolio. The principal underweight of the Fund is the Financials sector, with smaller underweights to the Consumer Staples and Real Estate sectors.

ASIA FOCUS FUND

3.  Outlook

Looking forward to the remainder of 2013, the path of Chinese economic growth remains a central issue for Asian equity investors. Our own view is that growth will remain good relative to the economy's size, although the new government's determination to bring forward structural reforms may mean there is some risk of slower growth, below the government's 7% real GDP growth target.

The growth recovery in the US appears to be underway, although continuing economic weakness in the European Union suggests that this may not be sufficient to provoke a recovery in Asian exports in the second half of this year. This could be an issue for firms in Korea and Taiwan, where the Fund is already underweight. Increasing competition from Japanese firms as a result of a weaker Japanese Yen relative to other developed world currencies is likely to make the competitive picture more difficult for Korean and Taiwanese exporters.

Our focus remains on the growing domestic economies of Asia, and on the likelihood of this growth to translate into rising real wages and greater spending power for Asia's middle classes. Given this, China remains central to overall growth in Asia, but the nations of South-East Asia appear to be growing well, and our overweight positioning in this sub-region is likely to endure.

Edmund Harriss	James Weir

The Fund invests in foreign securities, which involves political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund is non-diversified, meaning that its assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. Investments focused in a single geographic region may be exposed to greater risk and more volatility than investments diversified among various geographies. The Fund invests in smaller companies, which involves additional risks such as limited liquidity and greater volatility.

The MSCI AC (All Country) Far East ex Japan Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance of the Far East, excluding Japan. The Standard & Poor's 500 Index is a market capitalization-weighted index composed of 500 widely held common stocks of U.S. companies. These indices are unmanaged, not available for investment and do not incur expenses.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2013
GUINNESS ATKINSON ASIA FOCUS FUND

# of Holdings in Portfolio:	37
Portfolio Turnover:	3.3%
% of Stocks in Top 10:	43.4%
Fund Managers:
Edmund Harriss
James Weir
Top 10 Holdings (% of net assets)
Taiwan Semiconductor Manufacturing Co., Ltd.	7.4%	Glow Energy PCL/Foreign	3.6%
Samsung Electronics Co. Ltd.	6.8%	UMW Holdings Bhd	3.4%
Novatek Microelectronics Corp. Ltd.	4.8%	Hyundai Mobis	3.4%
Kunlun Energy Co., Ltd.	3.8%	Galaxy Entertainment Group Ltd.	3.4%
Soho China, Ltd.	3.7%	CNOOC Ltd.	3.1%
Sector Breakdown (% of net assets)
Semiconductor Components - Integrated Circuits	12.2%	Web Portals/ISP	3.0%
Oil Company - Exploration & Production	9.6%	Cellular Telecommunications	2.6%
Electronic Components - Semiconductor	6.8%	Building & Construction Products	2.5%
Coal	6.6%	Exchange Traded Funds	2.4%
Real Estate Operations/Development	6.5%	Metal - Copper	2.4%
Electric - Generation	6.2%	Computers	2.2%
Auto/Truck Parts & Equipment	5.5%	Building Products - Air&Heating	2.1%
Oil Company - Integrated	5.4%	Public Thoroughfares	1.6%
Electronic Components - Miscellaneous	4.6%	Chemicals - Other	1.5%
Auto-Cars/Light Trucks	3.5%	Power Converson/Supply Equipment	1.5%
Casino Hotels	3.4%	Non-Ferrous Metals	1.0%
Telecommunication Services	3.1%	Machinery	0.5%
Commercial Banks	3.1%

SCHEDULE OF INVESTMENTS
at June 30, 2013 (Unaudited)

GUINNESS ATKINSON ASIA FOCUS FUND

Shares	COMMON STOCKS: 99.8%	Value
China: 33.3%
58,000	AAC Technologies Holdings Inc	$327,538
171,000	Anhui Conch Cement Co Ltd. - H Shares	462,993
1,084,000	China Liansu Group Holdings Ltd.	553,457
173,000	China Shenhua Energy Co Ltd. - H Shares	441,642
419,000	CNOOC Ltd	710,934
784,900	db x-trackers - CSI300 INDEX ETF - 2D	541,412
248,000	Dongfang Electric Corp. Ltd. - H Shares	333,180
94,650	Inner Mongolia Yitai - B Shares	456,970
324,000	Jiangxi Copper Co., Ltd. - H Shares	548,908
562,000	PetroChina Co., Ltd. - H Shares	597,791
968,000	Shenzhen Expressway Co., Ltd. - H Shares	355,697
1,042,000	Soho China, Ltd.	828,919
10,800	Sohu.com Inc.*	665,496
156,000	Weichai Power Co., Ltd. - H Shares	460,595
298,800	Yanzhou Coal Mining Co., Ltd. - H Shares	214,198
		7,499,730
Hong Kong: 14.9%
400,000	Chen Hsong Holdings	121,196
55,500	China Mobile Ltd.	579,612
156,000	Galaxy Entertainment Group Ltd.*	764,307
65,866	HSBC Holdings PLC	689,992
168,200	Kingboard Chemical Holdings Ltd.	346,547
484,000	Kunlun Energy Co., Ltd.	858,664
		3,360,318
Indonesia: 2.7%
129,000	Indo Tambangraya Megah PT	365,879
1,133,000	Vale Indonesia Tbk	231,166
		597,045
Malaysia: 6.6%
462,000	DiGi.Com Bhd	696,034
170,000	UMW Holdings Bhd	785,567
		1,481,601
South Korea: 10.3%
3,262	Hyundai Mobis	779,761
1,310	Samsung Electronics Co., Ltd.	1,539,355
		2,319,116
Taiwan: 17.5%
58,000	Asustek Computer Inc.	499,283
223,000	Novatek Microelectronics Corp. Ltd.	1,082,597
2	Shin Zu Shing Co., Ltd.	5
449,000	Taiwan Semiconductor Manufacturing Co., Ltd.	1,662,907
44,000	TPK Holding Co. Ltd.	704,681
		3,949,473

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 99.8% (Continued)	Value
Thailand: 14.5%
137,500	Electricity Generating PCL/Foreign	$598,501
347,000	Glow Energy PCL/Foreign	802,749
824,000	LPN Development PCL/Foreign	640,284
117,198	PTT Exploration & Production PCL/Foreign	598,932
56,700	PTT PCL/Foreign	612,429
		3,252,895
	Total Common Stocks (cost $18,461,572)	22,460,178
	Total Investments in Securities (cost $18,461,572): 99.8%	22,460,178
	Other Assets less Liabilities: 0.2%	44,358
	Net Assets: 100.0%	$22,504,536

*  Non-income producing security.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

ASIA PACIFIC DIVIDEND FUND for the period ended June 30, 2013

1.  Performance

ANNUALIZED AVERAGE TOTAL RETURNS

	6 Months (Actual)	1 Year (Actual)	3 Year	5 Year	Since Inception (March 31, 2006)
Fund	0.22%	16.21%	11.75%	1.74%	5.36%
Benchmark Index:
MSCI AC Pacific Ex Japan Index	-5.42%	10.42%	9.19%	4.16%	7.92%
S&P 500 Index	13.82%	20.58%	18.45%	7.00%	5.25%

The Fund's gross expense ratio is 3.57% and net expense ratio is 1.98% per the Summary Prospectus dated May 1, 2013. The Advisor has contractually agreed to waive a portion of its advisory fees and/or reimburse other Fund expenses so that the Fund's ratio of expenses to average daily net assets will not exceed 1.98% (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) through at least June 30, 2014. To the extent that the Advisor waives fees and/or reimburses expenses, it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived and/or reimbursed, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

The Fund imposes a 2% redemption fee on the sale of shares held less than 30 days. Performance data quoted does not reflect this redemption fee. Total returns for certain periods reflect expense limitations in effect and, in the absence of these imitations, total returns would have been lower.

The Fund has performed well in the first half of the year in what were difficult conditions for Asian equities as a whole. Larger companies with strong cash flows and dividend support have been the better performers and the Fund ended the period in positive territory and over 5% ahead of its benchmark.

North Asia has been the weaker area in both economic and stock, China with its domestic policies and South Korea and Taiwan with slower demand for their exports. The policy change in Japan toward aggressive monetary expansion and 2% inflation target has driven down the value of the yen making Japanese exports cheaper. South Korea and Taiwan compete directly with Japan in information technology, machinery, electronic goods and cars so they have been hurt by these moves.

China has been the dominant concern for investors within Asia as slowing external demand and more focused efforts to rebalance the economy and restrain credit growth have combined to bring the economic growth rate down to 7.5%. We believe that such efforts on the part of the government are necessary and indeed welcome but investors appear nervous and the low multiples assigned to future estimated earnings demonstrate the degree of current scepticism.

Economic growth in South-East Asia was still strong during the period with numbers for the first and second quarters ranging from 3.7% in Singapore to over 5% in Indonesia and Thailand and stock markets there have been better relative performers. However, it is also notable that here too economic growth has decelerated and signs of strains are emerging with higher inflation and lower investment in Indonesia and a credit downgrade for Malaysia due to higher household debt and lower productivity. Pressure remains for economic reforms.

In the portfolio in sector terms, the best performers were to be found amongst consumer, health care and technology. Utilities also did relatively well while banks remained flat. However, the performance was stock specific: for example, in technology while Lite-On, TSMC, Novatek and Delta did well Asustek lost ground as personal computer sales came increasingly to be dominated by Lenovo and Hewlett Packard. In telecoms, Telkom Indonesia has performed very well this year while China Mobile has given ground partly on macro-economic concerns and because of higher expected capital expenditure required for the new 4G network. The weakest performers over the half were to be found amongst the oil, coal and materials companies.

ASIA PACIFIC DIVIDEND FUND

2.  Portfolio Position

The portfolio remains positioned in the higher dividend paying companies with overweight exposure to China/Hong Kong, Taiwan and Thailand amongst technology, telecoms services, utilities, healthcare and energy. The portfolio has an underweight exposure to Australia, South Korea, the Philippines and Singapore and is underweight in financials, real estate, industrials and materials.

3.  Outlook

The key issue for equity markets at present is when the major central banks will begin to withdraw the exceptional monetary stimulus of quantitative easing. Although equity markets, particularly in Emerging Markets, have been jittery at the prospect of an end to the stimulus, it should be viewed as a likely consequence of improving economic growth prospects in the developed world.

Clarity on Chinese government policy, particularly scale scope and speed, coupled with stabilization in China's economic growth rate would help calm nerves. Stocks there appear to be trading at very cheap valuations which are not justified in our opinion.

For Asia, there may be some short-term volatility as marginal liquidity is drawn out of the region. However, better growth in the US is likely to be good for Asian exporters, which could help to re-invigorate the economies of North Asia. Until the US economic recovery is well-established, though, the best opportunity for growth is likely to remain in domestic-related sectors such as Consumer Staples, Healthcare, Utilities and Telecoms.

There has been some dividend yield compression as a result of the good price returns from Asian dividend-paying companies over the last 12 months. Corporate earnings growth looks reasonable however, particularly in the domestic sectors, and the Asian preference for paying dividends as a proportion of net income should help to renew dividend yields as a result of corporate earnings growth.

Edmund Harriss	James Weir

The Fund invests in foreign securities, which involves political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund is non-diversified, meaning that its assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. Investments focused in a single geographic region may be exposed to greater risk and more volatility than investments diversified among various geographies. The Fund invests in smaller companies, which involves additional risks such as limited liquidity and greater volatility.

The MSCI AC Pacific ex-Japan Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of the developed and emerging markets in the Pacific region, excluding Japan. The Standard & Poor's 500 Index is a market capitalization-weighted index composed of 500 widely held common stocks of U.S. companies. These indices are unmanaged and not available for investment and do not incur expenses.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2013
GUINNESS ATKINSON ASIA PACIFIC DIVIDEND FUND

# of Holdings in Portfolio:	30
Portfolio Turnover:	3.2%
% of Stocks in Top 10:	46.1%
Fund Managers:
Edmund Harriss
James Weir
Top 10 Holdings (% of net assets)
St Shine Optical Co., Ltd.	5.6%	Telekomunikasi Indonesia Tbk PT	4.4%
Taiwan Semiconductor Manufacturing Co., Ltd.	5.6%	Delta Electronics Thai PCL/Foreign	4.2%
Novatek Microelectronics Corp. Ltd.	4.9%	Shenzhou Int'l Group	4.1%
VTech Holdings Ltd.	4.8%	BOC Hong Kong Holdings Ltd.	4.1%
HSBC Holdings PLC - ADR	4.4%	PTT PCL/Foreign	4.0%
Sector Breakdown (% of net assets)
Commercial Banks	14.8%	Cellular Telecommunications	3.8%
Semiconductor Components - Integrated Circuits	10.5%	Computers - Peripheral Equipment	3.3%
Oil Company - Integrated	7.3%	Electric - Generation	3.0%
Telecommunication Services	7.2%	Real Estate Operations/Development	5.5%
Electronic Component-Miscellaneous	7.0%	Electric - Integrated	2.9%
Optical Supplies	5.6%	Chemical Diversified	2.7%
Coal	5.4%	Water	2.5%
Telecommunication Equipment	4.8%	Computers	2.0%
Textile - Apparel	4.1%	Agricultural Chemicals	1.6%
Tobacco	4.0%	Building Products - Air & Heating	1.5%

SCHEDULE OF INVESTMENTS
at June 30, 2013 (Unaudited)

GUINNESS ATKINSON ASIA PACIFIC DIVIDEND FUND

Shares	COMMON STOCKS: 99.5%	Value
Australia: 1.6%
28,849	Incitec Pivot Ltd.	$75,458
China: 18.4%
152,000	China Shanshui Cement Group Ltd.	68,396
218,000	Industrial & Commercial Bank of China - H Shares	137,444
23,915	Inner Mongolia Yitai - B Shares	115,462
1,400	PetroChina Co., Ltd. - ADR	154,938
67,000	Shenzhou Int'l Group	192,637
171,000	Soho China Ltd.	136,032
72,000	Yanzhou Coal Mining Co., Ltd. - H Shares	51,614
		856,523
Hong Kong: 20.0%
62,500	BOC Hong Kong Holdings Ltd.	192,189
17,000	China Mobile Ltd.	177,539
16,500	CLP Holdings Ltd.	133,493
3,924	HSBC Holdings PLC - ADR	203,656
14,600	VTech Holdings Ltd.	223,065
		929,942
Indonesia: 6.2%
30,500	Indo Tambangraya Megah PT	86,506
179,500	Telekomunikasi Indonesia Tbk PT	203,463
		289,969
Malaysia: 2.8%
85,900	DiGi.Com Bhd	129,414
Singapore: 3.4%
10,000	United Overseas Bank Ltd.	156,686
South Korea: 4.0%
2,840	KT&G Corp.	184,517
Taiwan: 24.1%
11,000	Asustek Computer Inc.	94,691
86,126	Lite-On Technology Corp.	151,154
47,000	Novatek Microelectronics Corp. Ltd.	228,170
10,000	St Shine Optical Co., Ltd.	259,918
70,000	Taiwan Semiconductor Manufacturing Co., Ltd.	259,251
8,000	TPK Holding Co. Ltd.	128,124
		1,121,308

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 99.5% (Continued)	Value
Thailand: 19.0%
151,400	Delta Electronics Thai PCL/Foreign	$195,260
60,100	Glow Energy PCL/Foreign	139,035
151,700	LPN Development PCL/Foreign	117,877
56,820	PTT Global Chemical PCL/Foreign	126,409
17,200	PTT PCL/Foreign	185,781
357,500	Thai Tap Water Supply PCL/Foreign	116,419
		880,781
	Total Common Stocks (cost $3,687,191)	4,624,598
	Total Investments in Securities (cost $3,687,191): 99.5%	4,624,598
	Other Assets less Liabilities: 0.5%	23,318
	Net Assets: 100.0%	$4,647,916

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

CHINA & HONG KONG FUND for the period ended June 30, 2013

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURNS

	6 Months (Actual)	1 Year (Actual)	3 Year	5 Year	10 Year
Fund	-10.67%	-0.81%	-1.98%	-1.09%	11.30%
Benchmark Index:
Hang Seng Composite	-6.06%	11.99%	3.90%	1.66%	12.73%
Hang Seng Index	-5.84%	10.94%	4.80%	2.34%	11.87%
S&P 500 Index	13.82%	20.58%	18.45%	7.00%	7.29%

The Fund's gross expense ratio is 1.52% per the Summary Prospectus dated May 1, 2013. The Advisor has contractually agreed to waive a portion of its advisory fees and/or reimburse other Fund expenses so that the Fund's ratio of expenses to average daily net assets will not exceed 1.98% (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) through at least June 30, 2014. To the extent that the Advisor waives fees and/or reimburses expenses, it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived and/or reimbursed, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

The Fund imposes a 2% redemption fee on the sale of shares held less than 30 days. Performance data quoted does not reflect this redemption fee. Total returns for certain periods reflect expense limitations in effect and, in the absence of these limitations, total returns would have been lower.

The first half of 2013 was a mixed period for Chinese equities, with continuing concerns over the economy's growth profile causing concerns amongst equity investors. Although headline GDP growth remains within the government's target range of 7-8% in real terms, the underlying macro-economic variables suggest that the economy is facing headwinds. In addition, the new government seems to be taking a tougher line than their predecessors on some of the structural issues in the economy, with bank lending and over-capacity in heavy industries facing more restrictive policy environments.

The net impact of these issues on the portfolio was to make life difficult for the Fund's significant holdings in the Energy, Industrials and Materials sectors. Stocks in these areas underperformed the wider market, and the Fund's benchmark the Hang Seng Composite Index. It was also the case that Chinese equities performed worse than Hong Kong-related stocks, which was negative for Fund performance given our investment focus on China.

However, there were some notable positive contributions to performance from stocks in the Information Technology, Gaming and Internet industries, and these stocks well outperformed the wider market. The earnings of these companies are related to the improving incomes of the middle class in China, particularly those in the younger generations who are regular internet users. This highlights that, although overall headline figures may suggest economic tightening, there is still significant spending power in China, and this can help to drive future consumption growth.

2.  Portfolio Position

The Fund is weighted towards the Energy, Industrials and Materials sectors, which can benefit from the growth in fixed asset investment needed to allow the on-going development of the Chinese economy. In addition, the Fund is well overweight in Information Technology stocks, as these are direct play on middle-class income growth, in particular related to the younger members of society. This positions the Fund as well underweight in the Financials, Real Estate and Utilities sectors.

The Fund is also tilted towards Chinese companies, rather than Hong Kong-related companies. In our view, China has much greater opportunity for future economic growth, and its economy is much better diversified than Hong Kong's which leans heavily on the Financial Services industry.

CHINA & HONG KONG FUND

3.  Outlook

The evidence of the first half of 2013 suggests that growth in China is beginning to slow again, following a period of improved economic activity in Q4 2012 and Q1 2013. This coincides with a change of policy direction from the Chinese government in two significant areas. Firstly, even though inflation remains under control in the economy, the government seems keen to reduce the level of liquidity available in the economy, and to roll-back the monetary stimulus of recent years. This could be negative for Financials stocks, given their lending practices and use of the wholesale money markets are likely to come under greater scrutiny. Secondly, the new policy directions with regards to both energy and heavy industries are potentially negative for Chinese firms in these industries, and access to capital such as bank lending could be restricted in the remainder of 2013.

On a more positive note, it seems that real incomes in China remain in decent shape, and the government's new policy drive towards greater urbanisation can unlock further growth potential in the economy. Although retail sales growth has been muted so far this year, automotive sales remain good, and this is another reflection of the desire of the Chinese middle-class to consume more.

There is also the possibility of some improvement in export earnings given the improving economic outlook in the US. Although the recovery is not fully established there, there are already signs of improving conditions for Asian exporters in Information Technology, and this could offer another leg of support for Chinese economic growth.

Edmund Harriss	James Weir

The Fund invests in foreign securities, which involves political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund is non-diversified, meaning that its assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. Investments focused in a single geographic region may be exposed to greater risk and more volatility than investments diversified among various geographies. The Fund invests in smaller companies, which involves additional risks such as limited liquidity and greater volatility.

The Hang Seng Composite Index is a market capitalization-weighted index that is comprised of the top 200 companies listed on the Hong Kong Stock Exchange, based on the average market capitalization for the past twelve months. The Hang Seng Index is a barometer of the Hong Kong Stock Market, whose aggregate market capitalization accounts for about 70% of the total market-capitalization of the Stock Exchange of Hong Kong Limited. The Standard & Poor's 500 Index is a market capitalization-weighted index composed of 500 widely held common stocks of U.S. companies. These indices are unmanaged and not available for investment, and do not incur expenses.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2013
GUINNESS ATKINSON CHINA & HONG KONG FUND

# of Holdings in Portfolio:	35
Portfolio Turnover:	5.8%
% of Stocks in Top 10:	47.8%
Fund Managers:
Edmund Harriss
James Weir
Top 10 Holdings (% of net assets)
Soho China Ltd.	6.1%	NetEase Inc. - ADR	4.8%
Tencent Holdings Ltd.	5.6%	Vtech Holdings Ltd.	4.8%
Lenovo Group Ltd.	5.1%	BOC Hong Kong Holdings Ltd.	4.0%
Kunlun Energy Co., Ltd.	5.0%	HSBC Holdings PLC	3.9%
CNOOC Ltd.	4.8%	China Mobile Ltd.	3.7%
Sector Breakdown (% of net assets)
Commercial Banks	16.4%	Exchange Traded Funds	2.6%
Oil - Exploration & Production	9.9%	Airlines	2.5%
Real Estate Operations/Development	6.1%	Metal - Copper	2.5%
Internet Application Software	5.6%	Distribution/Wholesale	2.3%
Computers	5.1%	Electronic Component - Miscellaneous	2.3%
Internet Content - Entertainment	4.8%	Auto-Cars/Light Trucks	2.2%
Telecommunication Equipment	4.8%	Auto/Truck Parts & Equipment	2.0%
Coal	4.7%	Power Conversion/Supply Equipment	1.8%
Building Products	4.6%	Retail - Automobile	1.8%
Casino Hotels	3.7%	Chemicals - Other	1.7%
Cellular Telecommunications	3.7%	Public Thoroughfares	1.1%
Oil - Integrated	3.6%	Machinery - General Industries	0.7%
Gas - Distribution	3.4%	Real Estate Management/Service	0.4%
Web Portals/ISP	2.8%	Retail - Apparel	0.1%

SCHEDULE OF INVESTMENTS
at June 30, 2013 (Unaudited)

GUINNESS ATKINSON CHINA & HONG KONG FUND

Shares	COMMON STOCKS: 103.2%	Value
Airlines: 2.5%
1,559,000	Cathay Pacific Airways Ltd.	$2,725,619
Auto/Truck Parts & Equipment: 2.0%
750,120	Weichai Power Co., Ltd. - H Shares	2,214,755
Auto – Cars/Light Trucks: 2.2%
5,500,000	Geely Automobile Holdings Ltd.	2,382,656
Building Products: 4.6%
831,000	Anhui Conch Cement Co Ltd. - H Shares	2,249,986
5,256,000	China Liansu Group Holdings Ltd.	2,683,552
		4,933,538
Casino Hotels: 3.7%
813,000	Galaxy Entertainment Group Ltd.*	3,983,213
Cellular Telecommunications: 3.7%
385,000	China Mobile Ltd.	4,020,732
Chemicals - Other: 1.7%
886,000	Kingboard Chemical Holdings Ltd.	1,825,450
Coal: 4.7%
761,000	China Shenhua Energy Co Ltd. - H Shares	1,942,716
429,908	Inner Mongolia Yitai - B Shares	2,075,596
1,498,200	Yanzhou Coal Mining Co., Ltd. - H Shares	1,073,999
		5,092,311
Commercial Banks: 16.4%
1,397,000	BOC Hong Kong Holdings Ltd.	4,295,801
5,373,670	China Construction Bank Corp. - H Shares	3,803,669
113,281	Dah Sing Financial Holdings Ltd.	454,961
406,691	HSBC Holdings PLC	4,260,370
5,790,330	Industrial & Commercial Bank of China - H Shares	3,650,662
140,400	Wing Hang Bank Ltd.	1,260,804
		17,726,267
Computers: 5.1%
6,057,000	Lenovo Group Ltd.	5,489,999
Distribution/Wholesale: 2.3%
2,104,000	Digital China Holdings Ltd.	2,514,692
Electronic Component – Miscellaneous: 2.3%
439,000	AAC Technologies Holdings Inc	2,479,123
Exchange Traded Funds (ETFs): 2.6%
4,124,600	db x-trackers CSI300 INDEX ETF - 2D	2,845,084

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 103.2% (Continued)	Value
Gas – Distribution: 3.4%
514,000	Beijing Enterprises Holdings Ltd.	$3,701,227
Internet Application Software: 5.6%
153,200	Tencent Holdings Ltd.	6,008,656
Internet Content – Entertainment: 4.8%
82,580	NetEase Inc - ADR	5,216,579
Machinery – General Industries: 0.7%
2,542,000	Chen Hsong Holdings	770,199
Metal – Copper: 2.5%
1,607,000	Jiangxi Copper Co., Ltd. - H Shares	2,722,517
Oil – Integrated: 3.6%
3,656,000	PetroChina Co., Ltd. - H Shares	3,888,835
Oil – Exploration & Production: 9.9%
3,085,000	CNOOC Ltd.	5,234,443
3,052,000	Kunlun Energy Co., Ltd.	5,414,550
		10,648,993
Power Conversion/Supply Equipment: 1.8%
1,462,000	Dongfang Electric Corp., Ltd. - H Shares	1,964,149
Public Thoroughfares: 1.1%
3,216,000	Shenzhen Expressway Co., Ltd. - H Shares	1,181,736
Real Estate Operations/Development: 6.1%
8,264,000	Soho China Ltd.	6,574,078
Real Estate Management/Service: 0.4%
1,073,000	Midland Holdings Ltd.	401,196
Retail – Apparel: 0.1%
236,000	Glorious Sun Enterprises Ltd.	63,899
Retail – Automobile: 1.8%
3,100,000	Baoxin Auto Group Ltd.	1,986,449
Telecommunication Equipment: 4.8%
337,000	VTech Holdings Ltd.	5,148,819
Web Portals/ISP: 2.8%
49,750	Sohu.com Inc.*	3,065,595
	Total Common Stocks (costs $84,552,489)	111,576,366
	Total Investments in Securities (costs $84,552,489): 103.2%	111,576,366
	Liabilities in Excess of Other Assets: (3.2%)	(3,467,227)
	Net Assets: 100.0%	$108,109,139

*  Non-income producing security.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

GLOBAL ENERGY FUND for the period ended June 30, 2013

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURNS

	6 Months (Actual)	1 Year (Actual)	3 Year	5 Year	Since Inception (June 30, 2004)
Fund	2.52%	12.59%	7.50%	-5.22%	11.76%
Benchmark Index:
MSCI World Energy Index	3.39%	10.40%	13.13%	-2.75%	9.42%
S&P 500 Index	13.82%	20.58%	18.45%	7.00%	6.06%

The Fund's gross expense ratio is 1.35% per the Summary Prospectus dated May 1, 2013. The Advisor has contractually agreed to waive a portion of its advisory fees and/or reimburse other Fund expenses so that the Fund's ratio of expenses to average daily net assets will not exceed 1.45% (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) through at least June 30, 2014. To the extent that the Advisor waives fees and/or reimburses expenses, it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived and/or reimbursed, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

The Fund imposes a 2% redemption fee on the sale of shares held less than 30 days. Performance data quoted does not reflect this redemption fee. Total returns for certain periods reflect expense limitations in effect and in the absence of these limitations, total returns would have been lower.

The Global Energy Fund in the first six months of 2013 produced a total return of 2.52%. This compares to the price return of the MSCI World Energy Index of 3.39%, and underperformance of 0.87%. The Fund was also behind the broad US market which was up over the period, as exemplified by the S&P 500 Index's total return of 13.82%.

2.  Activity

We made relatively few changes to the portfolio in the first half of 2013.

In May, we sold our position in CST Brands, a company spun out from our holding in US refining stock, Valero. CST's business is fuel retailing. The stock performed well in the few weeks after its spin off and we made the decision to take profits and reinvest in our core Valero position.

In June, we sold our half positions in Afren and Petrominerales. Afren has been a good performer since we upgraded it from a research position in late 2010 and we felt the time had come to take profits. Petrominerales has been a disappointment, with poor drilling results over the past 12 months. The prospects for the company have become too unpredictable for us to maintain it in the portfolio.

We switched those funds into a position in Shawcor, a Canadian energy services company with specialism in oil and gas pipe coating materials. The company has a dominant position globally in various coating and related sectors, including the provision of corrosion protection, insulation, weighting and flow efficiency for pipes, as well as inspection and joint protection. We are attracted by a number of opportunities for growth that the company has, particularly as the number of deepwater and LNG projects expands. With a high free cashflow yield, we also see Shawcor as attractively priced today.

GLOBAL ENERGY FUND

3.  Portfolio Position

The Fund at June 30 2013 was on an average price to earnings ratio (P/E) versus the S&P 500 Index at 1,606 as set out in the table. (Based on S&P 500 'operating' earnings per share estimates of $49.5 for 2008, $56.9 for 2009, $83.8 for 2010, $96.4 for 2011, $103.4 for 2012 and $109.2 for 2013). This is shown in the following table:

	2008		2009		2010		2011		2012		2013
Fund PER	7.5		14.4		9.5		9.4		10.6		10.5
S&P 500 PER	32.4		28.2		19.2		16.7		16.6		14.7
Premimum (+)/Discount (-)	-77%		-49%		-51%		-44%		-36%		-29%
Average oil price (WTI $)	$99.9/	bbl	$61.9	bbl	$79.5	bbl	$95.0/	bbl	$95.0/	bbl	$95.0/	bbl (est)

Source: Standard and Poor's; Guinness Atkinson Asset Management

Among the better performers over the first six months of 2013 were our international services companies, our US natural gas levered Exploration and Production ("E&P") companies and our solar exposure. In the services sector, Halliburton (+21.2%) and Helix (+11.5%) benefited from rising international offshore oil & gas activity. The US natural gas levered names, in particular Chesapeake (+22.8%), Bill Barrett (+18.9%) and Ultra Petroleum (+12.7%) enjoyed a partial recovery in the gas price, though the price weakened over the last two months of the period. Meanwhile the solar holdings in the portfolio, JA Solar (+49.2%) and Trina Solar (+28.8%) rose on the expectation that the sector is likely to return to profitability over the next 12 months, in contrast to losses made over the past two years. Other notable positive performers were Carrizo (+33.8%), which has enjoyed good drilling results in the US, and OMV (+31.1%), which has benefited from an improved exploration and production outlook.

As a group, emerging market and European integrated companies performed the weakest. Gazprom (-30.4%) and Petrochina (-24.9%) suffered from the general malaise affecting emerging market equities over the period, whilst ENI (-13.7%) was the weakest of our European large cap holdings, its performance affected in particular by its major holding in Italian services company Saipem, which reported significant profit warnings. Among the E&Ps, Ophir Energy (-20.8%) and JKX Oil & Gas (-35.3%) reported disappointing operational news.

We believe the relative weakness of the energy sector as a whole in the first half of 2013 versus the broad market can mainly be linked to weakness in international oil prices. The Brent oil price started the year at $112 and rose strongly to a high in February of $119 before falling sharply to end June at $102 (down by nearly 9% over the period). The unwinding of the oil price to around $100 came as no surprise to us. We consider a fair range for Brent today to be between $100 and $110, which supports the wishes of Organization of the Petroleum Exporting Countries (OPEC) whilst not dampening demand.

The US natural gas price was stronger, rising 4% from $3.43 at the start of the year to $3.57 by 30 June. The US gas market looks in much better balance now than 12 months ago, with the amount of gas in inventories close to the five year average.

GLOBAL ENERGY FUND

The Sector and Geographic weightings of the portfolio at June 30, 2013 and December 31, 2012 were as follows:

Sector Breakdown
	30 June 2013	31 Dec 2012
Integrated Oil & Gas	37.5	39.1
Oil & Gas Exploration & Production	39.0	41.5
Oil & Gas Drilling	6.2	7.4
Oil & Gas Equipment & Services	10.1	7.1
Coal & Consumable Fuels	0.0	0.0
Oil & Gas Refining & Marketing	3.0	3.4
Construction & Engineering	0.7	0.6
Solar	2.4	1.2
Cash	1.1	-0.4
TOTAL	100.0	100.0
Geographic Breakdown
	30 June 2013	31 Dec 2012
US	58.4	57.9
Canada	10.5	8.5
UK	9.3	11.6
Latin America, Hong Kong & Russia	4.7	5.1
Europe	15.9	17.3
Singapore	0.0	0.0
Cash	1.2	-0.4
TOTAL	100.0	100.0

4.  Market Background

With regard to oil, we think the most likely scenario going forward is that we will see the average price of Brent and West Texas Intermediate (WTI) in the trading range of $90-110. Once the floor of this range looks threatened, OPEC will start to cut back and any significant price weakness below $100 (Brent) will be prevented by OPEC cuts. Should the oil price rise much over $125 and we think demand will start to weaken, putting a ceiling on the price for the time being (absent a supply shock).

The US natural gas price bottomed in 2012 and it appears the recovery has begun. Natural gas at around $3.75 spot is nearly double the April 2012 low but still below the (full cycle) marginal cost of supply and as the depressed rig count holds back new supply we expect the price to recover further. We believe the gas price may then be held around the $4-5 range for a period until demand grows further, and longer term we expect the price to normalise to $6-8. We continue to point to the extreme levels of divergence from traditional oil per barrel /gas per 1,000 cubic feet (Mcf) and coal per tonne /gas per Mcf ratios – these used to be in the 6 – 10x range now both are over 20x, as well as to gas prices in Europe and Asia which are 100% and 200% higher than in North America. Extreme ratios rarely last.

5.  Outlook

Energy equities over the past 12 months have been ahead of general natural resources but a little behind the broad equity market. We believe that the underperformance versus the broad market has arisen because various factors are misunderstood. Principally, we think that energy equity valuations reflect an expectation that international oil prices return in the longer term to around $80

GLOBAL ENERGY FUND

(driven by concerns of oversupply), something we do not expect to happen, based on the fundamentals for the commodity. As a result, on traditional metrics of P/E ratio, price to discounted cash flow (e.g. the SEC's PV-10 calculation) or Enterprise Value to proven reserves, many energy companies are at historically low levels. The 2013 P/E ratio of our Fund at June 30 is 10.3x versus 14.7x for the S&P 500. We believe the dislocation could correct when the current oil price and long-run market expectations come together. $100 oil is around where that could happen.

We feel energy equities remain one of the better inflation hedges. If we see dollar inflation of 30-50% over the next decade it will be surprising to us if oil and gas prices do not rise by a comparable percentage over that time frame.

Overall, the Fund continues to seek to be well placed to benefit from the oil and gas price environment described above and to enable investors to benefit from the developing picture in energy markets described above.

Tim Guinness		12 July 2013

Will Riley	Ian Mortimer

The Fund invests in foreign securities, which involves political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund is non-diversified, meaning that its assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. The Fund invests in smaller companies, which involves additional risks such as limited liquidity and greater volatility. The Fund's focus on the energy sector to the exclusion of other sectors exposes the Fund to greater market risk and potential monetary losses than if the Fund's assets were diversified among various sectors.

The MSCI World Energy Index is an unmanaged index composed of more than 1,400 stocks listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East. The Standard & Poor's 500 Index is a market capitalization-weighted index composed of 500 widely held common stocks of U.S. companies. These indices are unmanaged and not available for investment, and do not incur expenses.

Price to earnings (P/E) ratio (PER) reflects the multiple of earnings at which a stock sells and is calculated by dividing current price of the stock by the company's trailing 12 months' earnings per share.

Price to discounted cash flow (DCF) is a valuation method used to estimate the attractiveness of an investment opportunity and calculated by dividing current price of the stock by DCF, which is an analysis that uses future free cash flow projections and discounts them (most often using the weighted average cost of capital) to arrive at a present value.

Free cash flow (FCF) represents the cash that a company is able to generate after laying out the money required to maintain or expand its asset base.

Enterprise value is defined as the market capitalization of a company plus debt minus total cash and cash equivalents.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2013
GUINNESS ATKINSON GLOBAL ENERGY FUND

# of Holdings in Portfolio:	45
Portfolio Turnover:	6.1%
% of Stocks in Top 10:	34.6%
Fund Managers:
Timothy W. N. Guinness
Ian Mortimer
Will Riley
Top 10 Holdings (% of net assets)		Sector Breakdown (% of net assets)
Noble Energy Inc.	3.8%	Oil & Gas - Integrated	41.0%
Newfield Exploration Co.	3.5%	Oil & Gas - Exploration & Production	38.9%
Chevron Corp.	3.5%	Oil & Gas - Field Services	10.7%
Hess Corp.	3.4%	Oil Refining & Marketing	3.0%
ConocoPhillips	3.4%	Oil & Gas - Drilling	3.0%
Helix Energy Solutions Group, Inc.	3.4%	Energy - Alternate Sources	2.4%
Halliburton Co.	3.4%	Machinery - General Industries	0.1%
Canadian Natural Resources Ltd.	3.4%
Exxon Mobil Corp.	3.4%
Apache Corp.	3.4%

SCHEDULE OF INVESTMENTS
at June 30, 2013 (Unaudited)

GUINNESS ATKINSON GLOBAL ENERGY FUND

Shares	COMMON STOCKS: 99.1%	Value
Energy – Alternate Sources: 2.4%
111,420	JA Solar Holdings Co. Ltd. - ADR*	$802,224
149,600	Trina Solar Ltd. - ADR*	891,616
		1,693,840
Machinery – General Industries: 0.1%
182,956	Shandong Molong Petroleum Machinery Co., Ltd. - H Shares	55,906
Oil & Gas – Drilling: 3.0%
109,670	Patterson-UTI Energy, Inc.	2,122,663
Oil & Gas – Exploration & Production: 38.9%
28,409	Apache Corp.	2,381,526
34,800	Bill Barrett Corp*	703,656
85,400	Canadian Natural Resources Ltd.	2,407,635
46,270	Carrizo Oil & Gas Inc.*	1,310,829
112,600	Chesapeake Energy Corp.	2,294,788
1,658,322	Cluff Natural Resources*	141,876
44,000	Devon Energy Corp.	2,282,720
132,450	Dragon Oil PLC	1,153,307
575,230	JKX Oil & Gas PLC *	496,506
103,486	Newfield Exploration Co.*	2,472,281
44,270	Noble Energy Inc.	2,657,971
101,199	Ophir Energy PLC*	549,493
192,000	Pantheon Resources PLC*	53,659
234,700	Penn Virginia Corp.*	1,103,090
28,500	QEP Resources Inc.	791,730
226,400	SOCO International PLC*	1,202,797
56,100	Stone Energy Corp*	1,235,883
80,000	Triangle Petroleum Corp.*	560,800
119,408	Trinity Exploration & Production PLC	194,328
39,400	Ultra Petroleum Corp*	780,908
53,997	Unit Corp*	2,299,192
362,740	WesternZagros Resources Ltd.*	441,483
		27,516,458
Oil & Gas – Field Services: 10.7%
58,100	Halliburton Co.	2,423,932
105,480	Helix Energy Solutions Group, Inc.*	2,430,259
84,900	Kentz Corp Ltd.	484,235
56,700	ShawCor Ltd.	2,240,612
		7,579,038

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 99.1% (Continued)	Value
Oil & Gas – Integrated: 41.0%
336,800	BP PLC	$2,332,059
20,800	Chevron Corp.	2,461,472
40,228	ConocoPhillips	2,433,794
107,700	ENI SpA	2,212,150
26,500	Exxon Mobil Corp.	2,394,275
155,600	Gazprom OAO - ADR	1,023,848
36,643	Hess Corp.	2,436,393
51,238	OMV AG	2,314,267
2,013,000	PetroChina Co., Ltd. - H Shares	2,141,199
73,720	Royal Dutch Shell PLC - Class A	2,355,267
105,050	Statoil ASA	2,166,942
80,376	Suncor Energy, Inc.	2,369,170
48,300	Total SA	2,357,915
		28,998,751
Oil Refining & Marketing: 3.0%
60,299	Valero Energy Corp.	2,096,596
	Total Common Stocks (cost $73,768,405): 99.1%	70,063,252
	WARRANTS: 0.0%
829,161	Cluff Natural Resources, Expiration 5/22/15, Excerise price £0.10*†^	—
	Total Warrants (cost $0)
	Total Investments in Securities (cost $73,768,405): 99.1%	70,063,252
	Other Assets less Liabilities: 0.9%	622,735
	Net Assets: 100.0%	$70,685,987

*  Non-income producing security.

†  Illiquid. Illiquid securities represent 0.0% of net assets.

^  Fair value under direction of the Board of Trustees. Fair valued securities represent 0.0% of net assets.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

GLOBAL INNOVATORS FUND for the period ended June 30, 2013

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURNS

	6 Months (Actual)	1 Year (Actual)	3 Year	5 Year	10 Year
Fund	17.04%	27.47%	19.61%	7.87%	9.68%
Benchmark Index:
S&P 500 Index	13.82%	20.58%	18.45%	7.00%	7.29%
NASDAQ Composite Index	13.41%	17.83%	18.80%	9.48%	8.84%

The Fund's gross expense ratio is 1.51% per the Summary Prospectus dated May 1, 2013. The Advisor has contractually agreed to waive a portion of its advisory fees and/or reimburse other Fund expenses so that the Fund's ratio of expenses to average daily net assets will not exceed 1.55% (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) through at least June 30, 2014. To the extent that the Advisor waives fees and/or reimburses expenses, it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived and/or reimbursed, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

The Fund imposes a 2% redemption fee on the sale of shares held less than 30 days. Performance data quoted does not reflect this redemption fee. Total returns for certain periods reflect expense limitations in effect and, in the absence of these limitations, total returns would have been lower.

The Global Innovators Fund in the first six months of 2013 produced a return of 17.04%. The Fund outperformed the S&P 500 Index by 3.22% and outperformed the NASDAQ Index by 3.63% over the period.

The year started strongly with equity markets continuing the strong performance seen since mid-2012. In the first quarter of 2013 the Fund was up 11.95%, versus the S&P 500 up 10.58% and the NASDAQ up 8.51%. In the second quarter of 2013 the Fund was up 4.56%, versus the S&P 500 up 2.91% and the NASDAQ up 4.52%.

2.  Activity

No changes were made to the portfolio during the period.

3.  Portfolio Position

The portfolio on 30 June, by our calculations, had a PER of 16.6X (2013) and 14.4X (2014) versus the S&P 500 index at 14.7X (2013) and 13.1X (2014). Furthermore the stocks held by the portfolio were at that date, in our view, on average 52% undervalued (i.e. 52% scope for appreciation) versus the market when we applied our discounted cash flow model to the individual constituents.

GLOBAL INNOVATORS FUND

Our largest allocation is to the IT sector with a weighting of 40.4%. As no changes were made to the portfolio over the period, our overall exposure to the 10 sectors remained broadly in line. We continue to own no consumer staples, materials, or utilities.

Sector Allocation
Consumer Discretionary	16.8%	Industrials	12.0%
Consumer Staples	0.0%	Information Technology	40.4%
Energy	3.3%	Materials	0.0%
Financials	16.3%	Telecommunication Services	6.9%
Health Care	4.1%	Utilities	0.0%
			100%

4.  Outlook

At the end of 2012 we wrote regarding our outlook for 2013:

"With the good performance of 2012 behind us we must believe that the bar at the start of 2013 has been set higher. However, equity valuations are not at extreme levels, and actually appear to provide good value in many cases – suggesting there remains some healthy scepticism going forward and that we have not yet reached unsustainable levels. If the currently low levels of expected economic growth prove too cautious then we may potentially see continued good performance for equities going forward."

The first half of 2013 did not disappoint, with the S&P 500 rallying a further 14% despite the good returns seen in 2012. Much like the start to 2012, within this strong rally we saw choppy periods as market expectations swung between optimism and pessimism. Investors became used to the 'risk-on/risk-off' mind-set and appear to have developed an unhealthy appetite for central bank liquidity. This is best illustrated in the bizarre 'bad-is-good, good-is-bad' analysis of US economic data points with regard to how the Federal Reserve may react; good jobs numbers one month, for example, were followed by a drop in US equity prices as investors saw improved employment rates as encouraging the Fed to slow their bond buying sooner.

Markets appear to be poised at an interesting juncture; the worries regarding the European financial crisis which were front and centre in 2012 have abated somewhat, and the economic recovery in the US has continued to improve. The rate of growth in emerging markets, and China in particular, has become of more concern. If liquidity is drawn out of these emerging economies will this stall demand for developed market products? We try not to try and predict short term outcomes for the market as this often clouds ones view of the long term, and timing markets is an almost impossible task.

Instead we try to focus on those companies that have the ability to generate decent returns on capital throughout a business cycle – quality, innovative companies that provide robust cash flows. In particular we like companies that have shown the ability to consistently earn high levels of return on capital over a prolonged period and we remain on the lookout for companies whose valuations do not reflect the true worth of their future cash flows, even if this task is getting harder as markets lift asset prices to ever higher levels.

Matthew Page	Ian Mortimer	July 2013

The Fund invests in foreign securities, which involves political, economic and currency risks, greater volatility, and differences in accounting methods. The Fund is non-diversified, meaning that its assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. The Fund invests in smaller companies, which involves additional risks such as limited liquidity and greater volatility.

The Standard & Poor's 500 Index is a market capitalization-weighted index composed of 500 widely held common stocks of U.S. companies. The NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System, which includes over 5,000 stocks traded only over-the-counter and not on an exchange. These indices are unmanaged and not available for investment, and do not incur expenses.

GLOBAL INNOVATORS FUND

PER or P/E – Price to Earnings ratio is calculated by dividing current price of the stock by the company's trailing months' earnings per share.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Return on Capital (ROC) is a ratio measuring the profitability of a firm expressed as a percentage of funds acquired from investors and lenders.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2013
GUINNESS ATKINSON GLOBAL INNOVATORS FUND

# of Holdings in Portfolio:	28
Portfolio Turnover:	0.0%
% of Stocks in Top 10:	42.3%
Fund Managers:
Ian Mortimer
Matthew Page
Top 10 Holdings (% of net assets)
Best Buy Co., Inc.	5.2%	Gilead Sciences, Inc.	4.1%
TD Ameritrade Holding Corp.	4.3%	Parametric Technology Corp.	4.0%
State Street Corp.	4.3%	IntercontinentalExchange, Inc.	4.0%
Applied Materials, Inc.	4.3%	Comcast Corp. - Class A	4.0%
L-3 Communications Holdings, Inc.	4.1%	Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	4.0%
Sector Breakdown (% of net assets)
Electronics	14.5%	Computer Aided Design	4.0%
Semiconductor	8.3%	Finance - Other Services	4.0%
Commerical Banks	8.0%	Diversified Manufacturing Operations	3.9%
Prepackaged Software	7.2%	Machinery	3.9%
Telecommunications	6.9%	E-Commerce	3.7%
Retail	5.2%	Web Portals/ISP	3.6%
Finance - Investment Banker/Broker	4.3%	Commerical Services	3.5%
Automobile Manufacturers	4.1%	Oil - Integrated	3.3%
Medical - Biomedical	4.1%	Wireless Equipment	2.3%
Cable/Satellite TV	4.0%	Computers	1.1%

SCHEDULE OF INVESTMENTS
at June 30, 2013 (Unaudited)

GUINNESS ATKINSON GLOBAL INNOVATORS FUND

Shares	COMMON STOCKS: 99.9%	Value
Automobile Manufacturers: 4.1%
17,140	Honda Motor Co., Ltd. - ADR	$638,465
6,740	Toyota Motor Corp. - ADR	813,248
		1,451,713
Cable/Satellite TV: 4.0%
33,880	Comcast Corp. - Class A	1,418,894
Commercial Bank: 8.0%
20,780	Capital One Financial Corp.	1,305,192
23,274	State Street Corp.	1,517,698
		2,822,890
Commercial Services: 3.5%
44,980	H&R Block, Inc.	1,248,195
Computer Aided Design: 4.0%
58,310	Parametric Technology Corp.*	1,430,344
Computers: 1.1%
36,660	Research In Motion Ltd.*	383,830
Diversified Manufacturing Operations: 3.9%
21,870	Danaher Corp.	1,384,371
E-Commerce: 3.7%
24,990	eBay, Inc.*	1,292,483
Electronics: 14.5%
55,050	Intel Corp.	1,333,862
17,110	L-3 Communications Holdings, Inc.	1,467,011
85,395	NVIDIA Corp.	1,198,092
1,980	Samsung Electronics Co., Ltd. - GDR	1,154,340
		5,153,305
Finance – Investment Bank/Broker: 4.3%
63,080	TD Ameritrade Holding Corp.	1,532,213
Finance – Other Services: 4.0%
8,040	IntercontinentalExchange, Inc.*	1,429,190
Machinery: 3.9%
11,230	Roper Industries, Inc.	1,394,991
Medical – Biomedical: 4.1%
28,500	Gilead Sciences, Inc.*	1,459,485
Oil – Integrated: 3.3%
28,280	BP PLC - ADR	1,180,407

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 99.9% (Continued)	Value
Prepackaged Software: 7.2%
26,520	Check Point Software Technologies*	$1,317,514
39,680	Oracle Corp.	1,218,970
		2,536,484
Retail: 5.2%
67,220	Best Buy Co., Inc.	1,837,123
Semiconductor: 8.3%
101,690	Applied Materials, Inc.	1,516,198
76,529	Taiwan Semiconductor Manufacturing Co., Ltd - ADR	1,402,012
		2,918,210
Telecommunications: 6.9%
33,577	CenturyLink, Inc.	1,186,947
44,045	Vodafone Group PLC - ADR	1,265,853
		2,452,800
Web Portals/ISP: 3.6%
67,810	Blucora Inc.*	1,257,197
Wireless Equipment: 2.3%
216,422	Nokia OYJ - ADR	809,418
	Total Common Stocks (cost $34,327,580)	35,393,543
	Total Investments in Securities (cost $34,327,580) - 99.9%	35,393,543
	Other Assets less Liabilities - 0.1%	79,303
	Net Assets: 100.0%	$35,433,309

*  Non-income producing security.

ADR - American Depository Receipt

GDR - Global Depository Receipt

The accompanying notes are an integral part of these financial statements.

INFLATION MANAGED DIVIDEND FUND for the period ended June 30, 2013

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURN

	6 Months (Actual)	1 Year (Actual)	Since Inception (March 30, 2012)
Fund	13.16%	21.29%	14.67%
Benchmark Index:
MSCI World Index	8.82%	19.41%	10.76%

The Fund's gross expense ratio is 7.05% and net expense ratio is 0.68% per the Summary Prospectus dated May 1, 2013. The Advisor has contractually agreed to waive a portion of its advisory fees and/or reimburse other Fund expenses so that the Fund's ratio of expenses to average daily net assets will not exceed 0.68% (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) through at least March 31, 2015. To the extent that the Advisor waives fees and/or reimburses expenses, it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived and/or reimbursed, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

The Fund imposes a 2% redemption fee on the sale of shares held less than 30 days. Performance data quoted does not reflect this redemption fee. Total returns for certain periods reflect expense limitations in effect and, in the absence of these limitations, total returns would have been lower.

The Inflation Managed Dividend Fund was launched on March 30, 2012 and as such has performance data for 15 months only.

Over the period (December 31, 2012 to June 30, 2013) the Fund was up 13.16%, versus the MSCI World Index which was up 8.82%. The Fund therefore outperformed the Index by 4.34% over the first half of 2013.

2.  Activity

We made a number of changes to the portfolio in the first quarter. We sold our positions in Metcash, Wal-Mart, and VF Corp and we bought positions in BAE Systems, and Northrop Grumman,.

Metcash, an Australian grocery wholesaler, had struggled with the integration of a number of stores they had secured through an acquisition. This combined with some deflation in the price of the goods they sell led to a decline for the company's earnings outlook and led us to believe their dividend was at risk. We sold this position in January.

When selecting stocks for the portfolio we try to do the simple things right; thinking long term and focusing on good value, cash-generative companies which have shown the ability to perform well in most economic conditions and that are committed to creating shareholder value and returning that value back to shareholders in the form of dividends and share buybacks. However, we also try to maintain a strong sell discipline, taking profits where companies we own have performed well and no longer have a sufficient upside potential to warrant holding them in the Fund (i.e. the "margin of safety" has become too thin and expectations for future growth have become stretched).

Two companies we felt had reached this level were Wal-Mart and VF Corp, which we sold in March. Both companies have been in the Fund since launch and each has made a significant contribution to performance. They are both very different businesses and have grown in very different ways but what they share is a remarkable ability to generate cash and a consistent approach to distributing that cash back to shareholders. Between 2012 and 2013 VF Corp increased its dividend by over 20% and Wal-Mart by just under 10%. However, when we sold the companies neither was the bargain it once was and the share price growth of both companies had outpaced that of the dividend meaning their dividend yields had significantly reduced. We continue to like both companies and will follow their progress in the future, but for now we are happy to take profits and put those profits back to work in other companies where we see better opportunities.

INFLATION MANAGED DIVIDEND FUND

In some of our monthly fund commentaries we have noted the markets obsession with 'cliffs' of all types, be it patent or fiscal, and the investment opportunities these obsessions can throw up – as people's perceptions of the severity and implications of such cliffs move the market to extreme levels which do not necessarily reflect reality. One area in particular we identified were the defense stocks which looked cheap on our screens because of the negative sentiment towards these companies following the sequestration debates in the US. To take advantage of these cheap valuations, and to replace our sales of Wal-Mart and VF Corp, we purchased two new companies for the portfolio; Northrup Grumman and BAE Systems. Northrop Grumman is a US-focused defense contractor and BAE Systems is a more internationally diversified supplier of defense equipment. Both companies have underperformed the broad market in recent months and are trading on EV/EBITDA multiples at historic lows. But with free cash flow yields of 10%+ and proven track records of generating high returns on capital even in previous periods of budgetary constraints we felt these companies offered a compelling investment opportunity and warranted a place in the portfolio.

3.  Portfolio Position

P/E

	2011	2012	2013	2014e
Fund	12.9	13.1	13.0	12.3
MSCI World Index	13.7	15.6	13.9	12.5
Fund discount	-5.6%	-16.0%	-6.7%	-1.6%

The portfolio on June 30, 2013, by our calculations, had a PER of 13.0X (2013) versus the MSCI World Index at 13.9X (2013). Furthermore the stocks held by the portfolio were at that date, in our view, on average 10% undervalued (i.e. 10% scope for appreciation) versus the market when we applied our discounted cash flow model to the individual constituents.

The table below shows the sector allocation of the fund at the end of the period. The largest weighting is to the consumer staples sector at 26%. The fund currently has no exposure to materials or utilities.

Sector Allocation
Consumer Discretionary	6.5%	Industrials	18.1%
Consumer Staples	26.0%	Information Technology	5.7%
Energy	7.2%	Materials	0.0%
Financials	16.9%	Telecommunication Services	4.9%
Health Care	14.7%	Utilities	0.0%
			100.0%

4.  Dividend

The Fund paid a dividend of $0.11 per share for the quarter ended March 31, 2013 and $0.11 per share for the quarter ended June 30, 2013.

5.  Outlook

The Fund performed robustly over the first half of 2013 in what proved to be another fairly choppy period of swinging expectations. The year started strongly for global equities as many of the concerns around the US "fiscal cliff" were put to bed and attention turned to improving economic data in the US, Japanese "QE" and further concerns of slower growth in China. In the US the number of new housing starts is heading back towards historic trend levels, house prices have started to appreciate again, consumer confidence improves, while unemployment continues to fall. We saw a period of relative calm in Europe compared to what we have been used to over the previous two years, with yields on Spanish and Italian 10 year government bonds averaging well below 5%. Further central bank quantitative easing came from Japan providing more support to income producing assets and a strong rally in the Nikkei Index. The market peaked on May 22nd after Ben Bernanke told Congress that the Fed could start to scale back quantitative easing should the economy shows signs of continued and sustainable improvement. Markets continued to decline in June over the anticipation of the withdrawal of US support to asset prices with Emerging Market equities and high yielding equities being hit hardest.

INFLATION MANAGED DIVIDEND FUND

Our focus on companies that can generate high return on capital, that offer value, and can grow their dividend, as opposed to companies that offer a high dividend yield, meant that we weathered much of the volatility of the period well, outperforming the benchmark in the rally to the 22nd of May and holding onto this by also outperforming during the correction from 22nd May to the end of June.

Investors extremely upbeat view of the market at the start of the year has waned somewhat in the last few weeks. We feel this is probably a good thing in the short term as the market had developed an unhealthy appetite for central bank liquidity – which cannot be provided in perpetuity. We try not to get too drawn into the ebb and flow of the markets, however fascinating, and instead try to continue to focus on the long term; concentrating on finding quality companies with robust cash flows, which offer good value and an opportunity for a reasonable and growing dividend. We believe that if markets continue to concentrate on the short term 'risk on, risk off' approach then there will continue to be ample opportunities for the patient long-term investor.

Matthew Page	Ian Mortimer	July 2013

The Fund invests in foreign securities, which involves political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund invests in small- or mid-cap companies, which involves additional risks such as limited liquidity and greater volatility.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Nikkei 225, more commonly called the Nikkei Index is composed of the 225 largest stocks on the Tokyo Stock Exchange. Indexes are unmanaged and not available for investment, and do not incur expenses.

PER or P/E – Price to Earnings ratio is calculated by dividing current price of the stock by the company's trailing months' earnings per share.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Return on Capital (ROC) is a ratio measuring the profitability of a firm expressed as a percentage of funds acquired from investors and lenders.

EV/EBITDA is the enterprise value of a company divided by earnings before interest, taxes, depreciation, and amortization.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2013
GUINNESS ATKINSON INFLATION MANAGED DIVIDEND FUNDTM

# of Holdings in Portfolio:	35
Portfolio Turnover:	12.9%
% of Stocks in Top 10:	30.8%
Fund Managers:
Ian Mortimer
Matthew Page
Top 10 Holdings (% of net assets)
Mattell Inc.	3.3%	Kraft Foods Inc. - Class A	3.0%
Northrop Grumman Corp.	3.2%	Procter & Gamble Co/The	3.0%
Reckitt Benckiser Group PLC	3.2%	Arthur J Gallagher	3.0%
Meggitt PLC	3.1%	Pfizer Inc.	3.0%
Johnson & Johnson	3.1%	Deutsche Boerse AG	2.9%
Sector Breakdown (% of net assets)
Pharmaceuticals	14.1%	Finance - Other Services	2.9%
Aerospace/Defense	11.9%	Commercial Services	2.9%
Food-Misc/Diversified	11.6%	Electronic Measure Instruments	2.8%
Oil Company - Integrated	6.9%	Electronics - Military	2.8%
Insurance Brokers	5.7%	Applications Software	2.7%
Tobacco	4.8%	Diversified Manufactured Operations	2.7%
Cellular Telecommunications	4.7%	Life/Health Insurance	2.7%
Toys	3.3%	Investment Management/Advisory Services	2.5%
Soap & Cleaning Products	3.2%	Beverages-Non-alcoholic	2.5%
Cosmetics & Toiletries	3.0%	Finance - Investment Banker/Broker	2.5%

SCHEDULE OF INVESTMENTS
at June 30, 2013 (Unaudited)

GUINNESS ATKINSON INFLATION MANAGED DIVIDEND FUNDTM

Shares	COMMON STOCKS: 96.2%	Value
France: 5.4%
760	Danone SA	$57,040
1,020	Total SA	49,794
		106,834
Germany: 2.9%
880	Deutsche Boerse AG	57,925
Hong Kong: 2.2%
860	China Mobile Ltd. - ADR	44,522
Italy: 2.2%
2,080	ENI SpA	42,723
Netherlands: 2.3%
1,390	Royal Dutch Shell PLC - Class A	44,409
United Kingdom: 29.5%
8,480	Aberdeen Asset Management PLC	49,372
1,050	AstraZeneca PLC	49,747
9,080	BAE Systems PLC	52,893
7,200	Halma PLC	55,138
8,850	ICAP PLC	48,929
1,220	Imperial Tobacco Group PLC	42,307
7,760	Meggitt PLC	61,079
890	Reckitt Benckiser Group PLC	62,918
1,390	Unilever PLC	56,278
16,740	Vodafone Group PLC	47,828
1,300	Willis Group Holding PLC	53,014
		579,503

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 96.2% (Continued)	Value
United States: 51.7%
1,370	AbbVie Inc.	$56,636
910	Aflac Inc.	52,889
1,340	Arthur J Gallagher	58,545
1,220	Coca-Cola Co./The	48,934
720	General Dynamics Corp.	56,398
2,060	H&R Block, Inc.	57,165
770	Illinois Tool Works Inc.	53,261
700	Johnson & Johnson	60,102
1,063	Kraft Foods Inc. - Class A	59,390
640	L-3 Communications Holdings Inc.	54,874
1,450	Mattel Inc.	65,700
1,140	Merck & Co Inc	52,953
1,550	Microsoft Corp.	53,521
1,920	Mondelez International Inc.	54,778
770	Northrop Grumman Corp.	63,756
2,070	Pfizer Inc.	57,981
770	Procter & Gamble Co/The	59,282
1,060	Reynolds American Inc.	51,272
		1,017,437
	Total Common Stocks (cost $1,660,305)	1,893,353
	Total Investments in Securities (cost $1,660,305) - 96.2%	1,893,353
	Other Assets less Liabilities - 3.8%	74,008
	Net Assets: 100.0%	$1,967,361

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

RENMINBI YUAN & BOND FUND for the period ended June 30, 2013

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURN

	6 Months (Actual)	1 Year (Actual)	Since Inception (June 30, 2011)
Fund	0.86%	4.53%	2.44%
Comparisons:
RMB Cash Offshore (CNH)*	1.42%	3.64%	2.64%
RMB Cash Onshore (CNY)*	1.52%	3.53%	2.62%
BOCHK Offshore RMB Bond Index	2.43%	8.20%	3.87%

*Net change in exchange rate versus U.S. dollar.

The Fund's gross expense ratio is 0.90% per the Summary Prospectus dated May 1, 2013. The Advisor has contractually agreed to waive a portion of its advisory fees and/or reimburse other Fund expenses so that the Fund's ratio of expenses to average daily net assets will not exceed 0.90% (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) through at least June 30, 2014. To the extent that the Advisor waives fees and/or reimburses expenses, it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived and/or reimbursed, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

The Fund imposes a 2% redemption fee on the sales of shares held less than 30 days. Performance data quoted does not reflect this redemption fee. Total returns for certain periods reflect expense limitations in effect and, in the absence of these limitations, total returns would have been lower.

The Fund is designed to give dollar-based investors exposure to the Chinese renminbi by purchasing the currency in the offshore market, generally in Hong Kong (known as the CNH market). The Fund also seeks to generate an additional return by investing in renminbi-denominated bonds, often referred to as Dim Sum bonds (so named after a lunchtime favourite in Hong Kong), and certificates of deposit issued by banks. The intention is to give investors the benefit of hoped-for renminbi appreciation while adding to the return through interest and possibly some capital gain. However, the aim also is to keep credit risk and volatility low.

For the six months ended June 30, 2013, the Fund returned 0.86% compared to an appreciation of the offshore renminbi (CNH) against the U.S. dollar of 1.42%. The renminbi appreciated by 2% against the U.S. dollar between February and May before weakening and then trading sideways in June. Offshore Renminbi bonds followed a similar pattern of appreciation until May, similar to other emerging bond markets but sold off in June.

The June sell-off coincided with a sudden and unexpected liquidity in China which appeared to have been engineered by the central bank. The government has become increasingly frustrated by the response to efforts to slow credit growth in China which is increasingly being funded by interbank borrowing. In June, the central bank decided not to provide the expected short-term money market liquidity injection which coincided with the requirement to settle quarter end bills. Short-term interbank rates shot up as banks scrambled to square positions. The message from the central bank: Banks must manage prudently their current and future liquidity requirements.

The offshore market could not remain immune to these events but in fact while offshore bonds sold off the offshore market did not experience a shortage of liquidity or higher money market rates. Since then both markets have steadied and offshore bonds have recovered around a third of the ground lost in June.

New bond issuance has remained relatively brisk this year although June was understandably quiet. Nevertheless, the expected Government Issue in June went ahead with 3, 5, 7, 10, 15 and 30 year maturities issued. The yields offered were for the first time

RENMINBI YUAN & BOND FUND

close to what we believe to be appropriate and the Fund participated in the offering. In the first half of the year some $12 billion of bonds were issued and the bond market is now capitalized at $50 billion compared to $31 billion a year ago.

2.  Portfolio Position

As of June 30, 2013, the portfolio is now over 90% invested in offshore renminbi bonds and has a duration of 1.83 years and a yield to maturity of 4.04%. (At June 30, 2013 the SEC 30-day yield was 1.53% gross, 1.49% net.) The balance of the Fund is held in renminbi cash. Within the bond portfolio approximately 75% in invested in investment grade bonds from the Chinese Government as well as from supranational, international and Chinese corporate and bank issuers.

3.  Outlook and Strategy

We believe that Internationalization and convertibility of the renminbi will come. Living standards in China should continue to improve, as they have over the past 30 years with increasing urbanization, labor mobility and switch to higher value added activities in both manufacturing and services which will see income rise further. This supports long term appreciation of currency relative to those where the improvement to living standards is less rapid (i.e. USD, EUR, JPY).

Slower economic growth in China has been apparent for some time but what is now becoming apparent is the government's willingness to tolerate it. The new leadership is intent on pushing through reforms to try to achieve the economic rebalancing that is needed. Action will continue to be taken across areas ranging from corruption to environmental issues to control of credit and financial reform. In this last area of financial reform there appears to be considerable momentum building to achieve a more efficient financial system and greater use of market-based solutions.

The sovereign yield spread between onshore and offshore bonds has widened a little since the end of the quarter. We still expect shorter maturities to trade inside onshore yields as the market remains highly concentrated around three years. The absence of non-financial foreign issuers in recent months has been attributed to low cross currency swap rates. These have now moved back close to previous highs (2.56% for one year; 2.25% for 3 year).

Over the next few months we expect that further moves in the exchange rate will be modest given weaker external demand and the authorities' stated aim to maintain exchange rate stability. The recent moves to curb hot money flows have brought the onshore exchange rate down from the top of the 1% trading band to around 0.5%. This moderation, if sustained, could encourage a widening of that trading band which would introduce greater currency volatility but would be consistent with developments elsewhere.

Edmund Harriss

The Fund invests in foreign securities, which involves political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund is non-diversified, meaning that its assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. The Fund invests in smaller companies, which involves additional risks such as limited liquidity and greater volatility. Investments in debt securities typically decrease in value when interest rates rise, which can be greater for longer-term debt securities. The Fund may invest in derivatives, which involves risks different from, and in certain cases, greater than the risks presented by traditional investments. Investments focused in a single geographic region may be exposed to greater risk than investments diversified among various geographies.

The BOCHK Offshore RMB Bond Index tracks the total return performance of offshore renminbi (RMB)-denominated bonds that: (i) are issued outside the Mainland of China; and (ii) satisfy a set of pre-specified and transparent eligibility criteria. It includes RMB-denominated bonds issued in the Hong Kong SAR presently and perhaps in other countries or regions in future. The Index was launched on December 31, 2010, with a base value of 100. This index is unmanaged and not available for investment, and does not incur expenses.

The RMB Cash Offshore (CNH) is the currency code for renminibi traded outside China in the offshore market.

The RMB Cash Onshore (CNY) is the international currency code for the renminbi.

RENMINBI YUAN & BOND FUND

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Dim Sum Bonds are bonds denominated in Chinese yuan and issued in Hong Kong. Dim sum bonds are attractive to foreign investors who desire exposure to yuan-denominated assets, but are restricted by China's capital controls from investing in domestic Chinese debt. The issuers of dim sum bonds are largely entities based in China or Hong Kong, and occasionally foreign companies. The term is derived from the Chinese cuisine that involves serving a variety of small delicacies and is especially popular in Hong Kong.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2013
GUINNESS ATKINSON RENMINBI YUAN & BOND FUND

# of Holdings in Portfolio:	36
Portfolio Turnover:	0.0%
% of Investments in Top 10:	46.4%
Fund Managers:
Edmund Harriss
Top 10 Holdings (% of net assets)
Air Liquide Finance SA, 3.00%, 09/19/16	10.5%	Renault S.A., 5.625%, 10/10/14	3.7%
New World China Land Ltd., 5.500%, 02/06/18	5.3%	ICICI Bank Ltd., 4.900%, 09/21/15	3.6%
BP Capital Markets PLC, 1.700%, 09/15/14	5.1%	CNPC Golden Autumn Ltd, 2.550%, 10/26/13	3.5%
Caterpillar Financial Services Corp., 1.350%, 07/12/13	4.1%	HSBC Bank PLC, 2.875%, 04/30/15	3.5%
China Guangdong, 3.750%, 11/01/15	3.9%	Global Logistic Properties Ltd, 3.375%, 05/11/16	3.2%
Sector Breakdown (% of net assets)
Commercial Banks	20.3%	Oil Company - Exploration & Production	3.5%
Real Estate Operator/Developer	13.4%	Special Purpose Banks	3.0%
Industrial Gases	10.5%	Finance-Investment Bank/Broker	2.6%
Auto-Cars/Light Trucks	9.1%	Supernational Bank	2.1%
Machinery	8.2%	Food - Retail	1.8%
Oil Company - Integrated	5.1%	Steel - Producers	1.8%
Electric - Integrated	4.7%	Manufacturer	1.1%
Sovereign	4.5%	Casino Hotels	0.9%

SCHEDULE OF INVESTMENTS
at June 30, 2013 (Unaudited)

GUINNESS ATKINSON RENMINBI YUAN & BOND FUND

Principal Amount (CNH)	CORPORATE BONDS: 92.6%	Value
Auto-Cars/Light Trucks: 9.1%
21,000,000	Renault S.A., 5.625%, 10/10/14	$3,416,436
18,000,000	Volkswagen International Finance NV, 2.150%, 05/23/16	2,826,029
4,000,000	Volkswagen International Finance NV, 3.750%, 11/30/17	652,466
9,000,000	Volvo Treasury AB, 3.800%, 11/22/15	1,459,247
		8,354,178
Casino Hotels: 0.9%
5,000,000	Galaxy Entertainment, 4.625%, 12/16/13	809,969
Commerical Banks: 20.3%
8,000,000	Agricultural Bank Of China Ltd., 3.200%, 11/28/15	1,289,941
10,000,000	CCBL Funding PLC, 3.200%, 11/29/15	1,597,523
20,000,000	HSBC Bank PLC, 2.875%, 04/30/15	3,228,082
10,000,000	ICICI Bank Ltd., 4.000%, 6/25/16	1,603,749
20,000,000	ICICI Bank Ltd., 4.900%, 09/21/15	3,290,847
12,000,000	National Australia Bank Ltd., 2.400%, 06/18/15	1,911,875
15,000,000	Rabobank Nederland, 3.250%, 09/20/15	2,446,715
10,000,000	Societe Generale SA, 4.150%, 09/06/14	1,633,196
10,000,000	VTB Bank OJSC via VTB Capital SA, 4.500%, 10/30/15	1,620,949
		18,622,877
Electric – Integrated: 4.7%
5,000,000	China Datang Corp., 3.600%, 4/25/16	791,849
22,000,000	China Guangdong, 3.750%, 11/01/15	3,541,410
		4,333,259
Finance-Investment Bank/Broker: 2.6%
15,000,000	Banco BTG Pactual SA, 4.100%, 03/26/16	2,373,341
Food-Retail: 1.8%
10,500,000	Tesco PLC, 1.750%, 09/01/14	1,679,532
Industrial Gases: 10.5%
60,000,000	Air Liquide Finance SA, 3.000%, 09/19/16	9,585,105
Machinery: 8.2%
23,000,000	Caterpillar Financial Services Corp., 1.350%, 07/12/13	3,747,900
5,000,000	Caterpillar Financial Services Corp., 2.900%, 03/16/14	808,140
18,000,000	Caterpillar Financial Services Corp., 3.250%, 06/26/15	2,909,636
		7,465,676
Manufacturer: 1.1%
6,500,000	Singamas Container Holdings Ltd, 4.750%, 04/14/14	1,038,390
Oil Company – Exploration & Production: 3.5%
20,000,000	CNPC Golden Autumn Ltd., 2.550%, 10/26/13	3,243,944
Oil Company – Integrated: 5.1%
29,000,000	BP Capital Markets PLC, 1.700%, 09/15/14	4,656,429

The accompanying notes are an integral part of these financial statements.

Principal Amount (CNH)	CORPORATE BONDS: 92.6% (Continued)	Value
Real Estate Operator/Developer: 13.4%
5,000,000	Central Plaza Development Ltd., 7.600%, 11/29/15	$810,984
15,000,000	Gemdale Asia Holding Ltd., 5.625%, 03/21/18	2,237,345
18,500,000	Global Logistic Properties Ltd., 3.375%, 05/11/16	2,921,467
30,000,000	New World China Land Ltd., 5.500%, 02/06/18	4,802,143
10,000,000	Yanlord Land HK Co Ltd., 5.375%, 5/23/16	1,517,978
		12,289,917
Special Purpose Banks: 3.0%
7,000,000	Export Import Bank of China/The, 3.350%, 6/18/17	1,139,695
10,000,000	Korea Development Bank/The, 3.300%, 06/21/15	1,603,890
		2,743,585
Steel – Producers: 1.8%
10,000,000	Shanghai Baosteel Group Corp., 3.125%, 12/01/13	1,626,050
Sovereign: 4.5%
15,000,000	China Government Bond, 2.870%, 6/27/16	2,442,571
10,000,000	China Government Bond, 3.020%, 6/27/18	1,630,834
		4,073,405
Supranational Bank: 2.1%
12,000,000	International Bank for Reconstruction & Development, 2.00%, 06/17/14	1,919,470
	Total Corporate Bonds (cost $84,270,607)	84,815,127
	SHORT-TERM INVESTMENTS: 6.9%
Cash: 6.9%
38,594,980	China Yuan (Offshore)	6,291,463
	Total Investments in Securities (cost $84,270,607): 99.5%	91,106,590
	Other Assets less Liabilities: 0.5%	441,608
	Net Assets: 100.0%	$91,548,198

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
at June 30, 2013 (Unaudited)

	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Fund	China & Hong Kong Fund
Assets
Investments in securities, at cost	$28,215,464	$18,461,572	$3,687,191	$84,552,489
Investments in securities, at value	$14,812,062	$22,460,178	$4,624,598	$111,576,366
Cash	188,708	—	18,922	—
Cash denominated in foreign currency (cost of $10,052 $3,260, $0 and $0, respectively)	10,054	3,223	—	—
Receivables:
Securities sold	—	328,151	—	1,538,301
Fund shares sold	25,949	1,600	23,418	3,904
Dividends and interest	54,261	133,167	21,613	1,213,137
Due from Advisor, net	—	—	1,816	—
Prepaid expenses	8,543	9,163	7,649	15,448
Total assets	15,099,577	22,935,482	4,698,016	114,347,156
Liabilities
Overdraft due to custodian bank	—	278,863	—	5,449,323
Payable for Fund shares redeemed	2,159	19,476	9,284	434,790
Due to Advisor, net	9,829	19,642	—	99,735
Accrued administration fees	347	1,092	362	1,815
Accrued shareholder servicing plan fees	2,381	9,764	1,518	43,495
Deferred trustees' compensation	24,191	53,839	15,839	96,297
Other accrued expenses	38,794	48,270	23,097	112,562
Total liabilities	77,701	430,946	50,100	6,238,017
Net Assets	$15,021,876	$22,504,536	$4,647,916	$108,109,139
Number of shares issued and outstanding (unlimited shares authorized, no par value)	4,820,465	1,419,034	346,277	4,060,046
Net asset value per share	$3.12	$15.86	$13.42	$26.63
Composition of Net Assets
Paid-in capital	$113,460,233	$20,285,146	$7,832,503	$81,812,581
Undistributed net investment income (loss)	(99,778)	290,857	(11,855)	1,271,917
Accumulated net realized loss on investments and foreign currency	(84,935,228)	(2,065,754)	(4,110,085)	(2,000,586)
Net unrealized appreciation (depreciation) on:
Investments	(13,403,402)	3,998,606	937,407	27,023,877
Foreign currency	51	(4,319)	(54)	1,350
Net Assets	$15,021,876	$22,504,536	$4,647,916	$108,109,139

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
at June 30, 2013 (Unaudited)

	Global Energy Fund	Global Innovators Fund	Inflation Managed Dividend FundTM		Renminbi Yuan & Bond Fund
Assets
Investments in securities, at cost	$73,768,405	$34,327,580	$1,660,305		$84,270,607
Investments in securities, at value	$70,063,252	$35,393,543	$1,893,353		$84,815,124
Cash	829,073	79,303	89,327		—
Cash denominated in foreign currency (cost of $58,507, $0, $1,191 and $6,201,464 respectively)	58,455	—	1,189		6,291,463
Receivables:
Fund shares sold	5,865	15,718	450		53,403
Dividends and interest	145,154	76,473	9,831		601,472
Prepaid expenses	15,842	7,289	12,776		26,451
Total assets	71,117,641	35,572,326	2,006,926		91,787,913
Liabilities
Overdraft due to custodian bank	—	—	—		159,262
Payable for Fund shares redeemed	217,486	3,508	—		25
Due to Advisor, net	43,694	22,204	21,156	‡	32,323
Accrued administration fees	2,573	1,124	38		2,149
Accrued shareholder servicing plan fees	36,150	8,997	196		10,254
Deferred trustees' compensation	43,813	58,812	900		7,401
Other accrued expenses	87,938	44,372	17,275		28,301
Total liabilities	431,654	139,017	39,565		239,715
Net Assets	$70,685,987	$35,433,309	$1,967,361		$91,548,198
Number of shares issued and outstanding (unlimited shares authorized, no par value)	2,634,311	1,429,233	138,105		7,210,708
Net asset value per share	$26.83	$24.79	$14.25		$12.70
Composition of Net Assets
Paid-in capital	$79,260,214	$37,362,765	$1,708,514		$90,265,729
Undistributed net investment income (loss)	(302,733)	49,222	2,854		276,381
Accumulated net realized gain (loss) on investments and foreign currency	(4,568,397)	(3,044,641)	23,016		369,228
Net unrealized appreciation (depreciation) on:
Investments	(3,705,153)	1,065,963	233,048		544,517
Foreign currency	2,056	—	(71)		92,343
Net Assets	$70,685,987	$35,433,309	$1,967,361		$91,548,198

‡  Includes $23,281 of registration fees advanced by the Advisor.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS
For the period ended June 30, 2013 (Unaudited)

	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Fund	China & Hong Kong Fund
Investment Income
Dividends *	$72,671	$379,703	$99,613	$2,237,586
Total income	72,671	379,703	99,613	2,237,586
Expenses
Advisory fees	70,561	151,875	24,634	697,996
Shareholder servicing plan fees	13,407	25,871	4,434	111,755
Transfer agent fees and expenses	22,316	17,286	9,421	52,068
Fund accounting fee and expenses	12,397	16,364	11,901	32,233
Administration fees	2,822	6,096	985	27,939
Custody fees and expenses	2,976	9,917	2,976	19,836
Audit fees	9,173	12,397	9,173	12,397
Legal fees	2,480	8,660	892	31,241
Registration fees	7,935	8,399	7,935	12,397
Printing	7,935	6,375	2,480	14,876
Trustees' fees and expenses	4,959	7,439	4,464	14,876
Insurance	498	2,139	185	6,154
CCO fees and expenses	3,663	5,285	3,254	11,365
Miscellaneous	545	892	496	1,984
Interest expense	3,497	2,787	—	8,224
Total expenses	165,164	281,782	83,230	1,055,341
Less: fees waived and expenses absorbed	(21,870)	—	(34,455)	—
Net expenses	143,294	281,782	48,775	1,055,341
Net investment income (loss)	(70,623)	97,921	50,838	1,182,245
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	(1,316,170)	4,060,922	95,975	6,739,474
Foreign currency	(1,077)	(39,763)	(314)	(5,562)
	(1,317,247)	4,021,159	95,661	6,733,912
Net unrealized appreciation (depreciation) on:
Investments	4,580,058	(8,224,672)	(131,398)	(22,688,661)
Foreign currency	38	(162)	(77)	1,236
	4,580,096	(8,224,834)	(131,475)	(22,687,425)
Net realized and unrealized gain (loss) on investments and foreign currency	3,262,849	(4,203,675)	(35,814)	(15,953,513)
Net Increase (Decrease) in Net Assets from Operations	$3,192,226	$(4,105,754)	$15,024	$(14,771,268)

* Net of foreign tax withheld of $8,802, $34,547, $7,352, and $132,020 respectively.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS
For the period ended June 30, 2013 (Unaudited)

	Global Energy Fund	Global Innovators Fund	Inflation Managed Dividend FundTM	Renminbi Yuan & Bond Fund
Investment Income
Dividends *	$870,979	$292,509	$37,491	$—
Interest	—	—	—	1,329,074
Total income	870,979	292,509	37,491	1,329,074
Expenses
Advisory fees	314,531	128,733	4,222	252,395
Shareholder servicing plan fees	88,665	24,030	750	41,376
Transfer agent fees and expenses	31,834	31,241	9,917	7,935
Fund accounting fee and expenses	25,817	13,885	11,405	30,745
Administration fees	16,779	6,866	375	18,356
Custody fees and expenses	7,383	2,480	744	12,397
Audit fees	12,397	12,397	7,439	9,173
Legal fees	22,316	6,447	496	21,820
Registration fees	16,222	8,927	7,935	13,965
Printing	16,606	5,951	1,636	3,472
Trustees' fees and expenses	13,605	7,191	3,124	7,994
Insurance	4,357	1,249	71	3,660
CCO fees and expenses	8,791	4,693	3,101	7,902
Offering costs	—	—	1,172	—
Miscellaneous	1,488	743	496	1,338
Interest expense	3,429	1,229	—	743
Total expenses	584,220	256,062	52,883	433,271
Less: fees waived and expenses absorbed	—	—	(46,506)	(19,454)
Net expenses	584,220	256,062	6,377	413,817
Net investment income	286,759	36,447	31,114	915,257
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	(1,293,360)	656,910	19,639	193,964
Foreign currency	3,308	—	(361)	222,584
	(1,290,052)	656,910	19,278	416,548
Net unrealized appreciation (depreciation) on:
Investments	3,534,195	4,617,627	178,950	(476,806)
Foreign currency	3,814	—	(101)	(67,879)
	3,538,009	4,617,627	178,849	(544,685)
Net realized and unrealized gain (loss) on investments and foreign currency	2,247,957	5,274,537	198,127	(128,137)
Net Increase in Net Assets from Operations	$2,534,716	$5,310,984	$229,241	$787,120

* Net of foreign tax withheld of $83,083, $2,168, $2,498, and $0, respectively.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Alternative Energy Fund		Asia Focus Fund		Asia Pacific Dividend Fund
	Six Months Ended June 30, 2013*	Year Ended December 31, 2012	Six Months Ended June 30, 2013*	Year Ended December 31, 2012	Six Months Ended June 30, 2013*	Year Ended December 31, 2012
Increase/(decrease) in net assets from:
Operations
Net investment income (loss)	$(70,623)	$(121,232)	$97,921	$701,250	$50,838	$108,127
Net realized gain (loss) on:
Investments	(1,316,170)	(781,828)	4,060,922	(736,729)	95,975	120,630
Foreign currency	(1,077)	2,144	(39,763)	(6,733)	(314)	173
Net change in unrealized appreciation (depreciation) on:
Investments	4,580,058	(1,661,165)	(8,224,672)	6,559,009	(131,398)	752,656
Foreign currency	38	14,803	(162)	49	(77)	(8)
Net increase from payment by affiliates	—	853	—	—	—	—
Net increase (decrease) in net assets resulting from operations	3,192,226	(2,546,425)	(4,105,754)	6,516,846	15,024	981,578
Distributions to Shareholders
From net investment income	—	(32,745)	—	(585,229)	(42,168)	(117,316)
Total distributions to shareholders	—	(32,745)	—	(585,229)	(42,168)	(117,316)
Capital Transactions
Proceeds from shares sold	2,253,567	2,056,290	679,944	2,119,393	535,386	559,935
Reinvestment of distributions	—	31,264	—	542,486	40,028	111,467
Cost of shares repurchased	(3,466,478)	(4,030,304)	(18,923,933)	(9,557,136)	(726,017)	(1,242,158)
Redemption fee proceeds	2,058	1,920	858	25	201	2
Net change in net assets from capital transactions	(1,210,853)	(1,940,830)	(18,243,131)	(6,895,232)	(150,402)	(570,754)
Total increase (decrease) in net assets	1,981,373	(4,520,000)	(22,348,885)	(963,615)	(177,546)	293,508
Net Assets
Beginning of period	13,040,503	17,560,503	44,853,421	45,817,036	4,825,462	4,531,954
End of period	$15,021,876	$13,040,503	$22,504,536	$44,853,421	$4,647,916	$4,825,462
Accumulated net investment income (loss)	$(99,778)	$(29,155)	$290,857	$192,936	$(11,855)	$(20,525)
Capital Share Activity
Shares sold	774,018	778,024	37,303	121,708	38,634	44,401
Shares issued on reinvestment	—	12,813	—	29,709	2,982	8,971
Shares redeemed	(1,224,454)	(1,544,024)	(1,034,563)	(558,880)	(52,294)	(100,055)
Net decrease in shares outstanding	(450,436)	(753,187)	(997,260)	(407,463)	(10,678)	(46,683)

* Unaudited

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	China & Hong Kong Fund		Global Energy Fund		Global Innovators Fund
	Six Months Ended June 30, 2013*	Year Ended December 31, 2012	Six Months Ended June 30, 2013*	Year Ended December 31, 2012	Six Months Ended June 30, 2013*	Year Ended December 31, 2012
Increase/(decrease) in net assets from:
Operations
Net investment income	$1,182,245	$2,130,902	$286,759	$791,580	$36,447	$163,455
Net realized gain (loss) on:
Investments	6,739,474	(3,912,231)	(1,293,360)	948,292	656,910	2,871,543
Foreign currency	(5,562)	(283)	3,308	(41,881)	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	(22,688,661)	22,659,307	3,534,195	3,019,512	4,617,627	2,937,143
Foreign currency	1,236	34	3,814	2,719	—	—
Net increase (decrease) in net assets resulting from operations	(14,771,268)	20,877,729	2,534,716	4,720,222	5,310,984	5,972,141
Distributions to Shareholders
From net investment income	—	(3,000,059)	—	(1,500,024)	—	(100,107)
Total distributions to shareholders	—	(3,000,059)	—	(1,500,024)	—	(100,107)
Capital Transactions
Proceeds from shares sold	8,390,577	20,402,275	7,992,328	21,843,906	1,364,250	959,196
Reinvestment of distributions	—	2,921,167	115	1,458,196	—	97,437
Cost of shares repurchased	(37,522,159)	(42,164,990)	(30,116,128)	(79,375,997)	(2,872,940)	(7,688,122)
Redemption fee proceeds	4,823	11,531	2,438	9,488	28	21
Net change in net assets from capital transactions	(29,126,759)	(18,830,017)	(22,121,247)	(56,064,407)	(1,508,662)	(6,631,468)
Total increase (decrease) in net assets	(43,898,027)	(952,347)	(19,586,531)	(52,844,209)	3,802,322	(759,434)
Net Assets
Beginning of period	152,007,166	152,959,513	90,272,518	143,116,727	31,630,987	32,390,421
End of period	$108,109,139	$152,007,166	$70,685,987	$90,272,518	$35,433,309	$31,630,987
Accumulated net investment income (loss)	$1,271,917	$89,672	$(302,733)	$(589,492)	$49,222	$12,775
Capital Share Activity
Shares sold	286,914	712,765	289,464	820,901	58,422	48,744
Shares issued on reinvestment	—	99,495	4	56,041	—	4,638
Shares redeemed	(1,325,977)	(1,467,538)	(1,102,140)	(2,995,145)	(122,374)	(387,704)
Net decrease in shares outstanding	(1,039,063)	(655,278)	(812,672)	(2,118,203)	(63,952)	(334,322)

* Unaudited

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Inflation Managed Dividend FundTM		Renminbi Yuan & Bond Fund
	Six Months Ended June 30, 2013*	For the period March 30, 2012+ to December 31, 2012	Six Months Ended June 30, 2013*	Year Ended December 31, 2012
Increase/(decrease) in net assets from:
Operations
Net investment income	$31,114	$37,434	$915,257	$999,108

Net realized gain (loss) on:

Investments	19,639	3,738	193,964	787,616
Foreign currency	(361)	906	222,584	571,822
Net change in unrealized appreciation (depreciation) on:
Investments	178,950	54,098	(476,806)	1,304,800
Foreign currency	(101)	30	(67,879)	(243,357)
Net increase in net assets resulting from operations	229,241	96,206	787,120	3,419,989
Distributions to Shareholders
From net investment income	(29,859)	(36,741)	(865,014)	(2,095,737)
Total distributions to shareholders	(29,859)	(36,741)	(865,014)	(2,095,737)
Capital Transactions
Proceeds from shares sold	440,159	2,583,826	8,334,296	13,773,598
Reinvestment of distributions	29,579	36,392	857,992	2,080,658
Cost of shares repurchased	(495,378)	(886,064)	(6,892,820)	(20,582,714)
Redemption fee proceeds	—	—	330	3,167
Net change in net assets from capital transactions	(25,640)	1,734,154	2,299,798	(4,725,291)
Total increase (decrease) in net assets	173,742	1,793,619	2,221,904	(3,401,039)
Net Assets
Beginning of period	1,793,619	—	89,326,294	92,727,333
End of period	$1,967,361	$1,793,619	$91,548,198	$89,326,294
Accumulated net investment income	$2,854	$1,599	$276,381	$226,138
Capital Share Activity
Shares sold	31,816	209,158	648,070	1,090,531
Shares issued on reinvestment	2,102	2,899	67,268	164,436
Shares redeemed	(35,958)	(71,912)	(534,952)	(1,633,857)
Net increase (decrease) in shares outstanding	(2,040)	140,145	180,386	(378,890)

+ The Inflation Managed Dividend Fund commenced operations on March 30, 2012.

* Unaudited

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	Six Months Ended		Year Ended December 31,
Alternative Energy Fund	June 30, 2013*		2012	2011	2010	2009	2008
Net asset value, beginning of period	$2.47		$2.92	$5.17	$6.62	$5.14	$16.25
Income from investment operations:
Net investment income (loss)	(0.01)		(0.02)	0.06	(0.05)	(0.05)	(0.10)
Net realized and unrealized gain (loss) on investments and foreign currency	0.66		(0.42)	(2.26)	(1.40)	1.77	(10.64)
Total from investment operations	0.65		(0.44)	(2.20)	(1.45)	1.72	(10.74)
Less distributions:
From net investment income	—		(0.01)	(0.05)	—	—	(0.01)
From net realized gain	—		—	—	—	—	(0.37)
Return of capital	—		—	—	—	(0.24)	—
Total distributions	—		(0.01)	(0.05)	—	(0.24)	(0.38)
Redemption fee proceeds	—	(1)	— (1)	— (1)	— (1)	— (1)	0.01
Net asset value, end of period	$3.12		$2.47	$2.92	$5.17	$6.62	$5.14
Total return	26.32	%(2)	(15.20)%	(42.53)%	(21.90)%	33.42%	(66.05)%
Ratios/supplemental data:
Net assets, end of period (millions)	$15.0		$13.0	$17.6	$36.2	$62.1	$47.1
Ratio of expenses to average net assets:
Before fee waived	2.34	%(3)	2.32%	1.81%	1.76%	1.85%	1.69%
After fees waived	2.03	%(3)	2.02%	1.81%	1.76%	1.85%	1.69%
After fees waived excluding interest expense(4)	1.98	%(3)	1.98%	1.79%	1.73%	1.85%	1.67%
Ratio of net investment income (loss) to average net assets:
Before fees waived	(1.31	)%(3)	(1.11)%	1.11%	(0.86)%	(0.98)%	(0.80)%
After fees waived	(1.00	)%(3)	(0.81)%	1.11%	(0.86)%	(0.98)%	(0.80)%
Portfolio turnover rate	3.90	%(2)	7.80%	43.10%	24.74%	47.10%	94.76%

*  Unaudited

(1)  Amount represents less than $0.01 per share.

(2)  Not annualized.

(3)  Annualized.

(4)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.98%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	Six Months Ended		Year Ended December 31,
Asia Focus Fund	June 30, 2013*		2012	2011	2010	2009	2008
Net asset value, beginning of period	$18.56		$16.23	$21.04	$17.63	$9.52	$23.96
Income from investment operations:
Net investment income	0.12		0.30	0.18	0.12	0.06 (1)	0.55
Net realized and unrealized gain (loss) on investments and foreign currency	(2.82)		2.28	(4.88)	3.45	8.13	(14.30)
Total from investment operations	(2.70)		2.58	(4.70)	3.57	8.19	(13.75)
Less distributions:
From net investment income	—		(0.25)	(0.11)	(0.19)	(0.08)	(0.69)
Total distributions	—		(0.25)	(0.11)	(0.19)	(0.08)	(0.69)
Redemption fee proceeds	—	(2)	— (2)	— (2)	0.03	— (2)	— (2)
Net asset value, end of period	$15.86		$18.56	$16.23	$21.04	$17.63	$9.52
Total return	(14.41	%)(3)	15.89%	(22.35%)	20.43%	86.05%	(57.38%)
Ratios/supplemental data:
Net assets, end of period (millions)	$22.5		$44.90	$45.8	$64.4	$112.4	$21.8
Ratio of expenses to average net assets:
Before fees waived	1.86	%(4)	1.70%	1.59%	1.67%	1.68%	1.75%
After fees waived	1.86	%(4)	1.70%	1.59%	1.67%	1.68%	1.75%
After fees waived excluding interest expense(5)	1.84	%(4)	1.69%	1.59%	1.65%	1.68%	1.70%
Ratio of net investment income to average net assets:
Before fees waived	0.65	%(4)	1.56%	0.89%	0.77%	0.73%	2.55%
After fees waived	0.65	%(4)	1.56%	0.89%	0.77%	0.73%	2.55%
Portfolio turnover rate	3.26	%(3)	10.90%	7.79%	25.44%	31.35%	28.89%

*  Unaudited

(1)  Based on average shares outstanding during the period.

(2)  Amount represents less than $0.01 per share.

(3)  Not annualized.

(4)  Annualized.

(5)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.98%, excluding interest expense, expenses related to dividends on short positions, borkerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	Six Months Ended		Year Ended December 31,
Asia Pacific Dividend Fund	June 30, 2013*		2012	2011	2010	2009	2008
Net asset value, beginning of period	$13.52		$11.23	$13.41	$11.03	$7.00	$16.75
Income from investment operations:
Net investment income	0.14		0.30	0.30	0.17	0.18 (1)	0.75
Net realized and unrealized gain (loss) on investments and foreign currency	(0.12)		2.31	(2.18)	2.41	4.32	(9.22)
Total from investment operations	0.02		2.61	(1.88)	2.58	4.50	(8.47)
Less distributions:
From net investment income	(0.12)		(0.32)	(0.30)	(0.20)	(0.18)	(0.51)
From net realized gain	—		—	—	—	—	(0.78)
Return of capital	—		—	—	—	(0.29)	—
Total distributions	(0.12)		(0.32)	(0.30)	(0.20)	(0.47)	(1.29)
Redemption fee proceeds	—	(2)	— (2)	—	— (2)	— (2)	0.01
Net asset value, end of period	$13.42		$13.52	$11.23	$13.41	$11.03	$7.00
Total return	0.22	%(3)	23.48%	(14.04%)	23.65%	64.84%	(51.74%)
Ratios/supplemental data:
Net assets, end of period (millions)	$4.6		$4.8	$4.5	$6.7	$11.4	$5.3
Ratio of expenses to average net assets:
Before fees waived	3.38	%(4)	3.57%	3.26%	2.92%	2.93%	2.33%
After fees waived	1.98	%(4)	1.98%	1.98%	2.01%	1.98%	2.10%
After fees waived excluding interest expense(5)	1.98	%(4)	1.98%	1.98%	1.98%	1.98%	1.98%
Ratio of net investment income to average net assets:
Before fees waived	0.66	%(4)	0.71%	1.13%	0.38%	1.23%	3.71%
After fees waived	2.06	%(4)	2.39%	2.41%	1.29%	2.18%	3.94%
Portfolio turnover rate	3.20	%(3)	10.19%	10.67%	27.20%	26.03%	48.02%

*  Unaudited

(1)  Based on average shares outstanding during the period.

(2)  Amount represents less than $0.01 per share.

(3)  Not annualized.

(4)  Annualized.

(5)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.98%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	Six Months Ended		Year Ended December 31,
China & Hong Kong Fund	June 30, 2013*		2012	2011	2010	2009	2008
Net asset value, beginning of period	$29.81		$26.58	$38.76	$35.13	$18.98	$43.02
Income from investment operations:
Net investment income	0.30		0.45	0.39	0.27	0.15	0.68
Net realized and unrealized gain (loss) on investments and foreign currency	(3.48)		3.37	(11.06)	5.10	17.44	(24.13)
Total from investment operations	(3.18)		3.82	(10.67)	5.37	17.59	(23.45)
Less distributions:
From net investment income	—		(0.59)	(0.20)	(0.38)	(0.34)	(0.53)
From net realized gain	—		—	(1.31)	(1.38)	(1.11)	(0.07)
Total distributions	—		(0.59)	(1.51)	(1.76)	(1.45)	(0.60)
Redemption fee proceeds	—	(1)	— (1)	— (1)	0.02	0.01	0.01
Net asset value, end of period	$26.63		$29.81	$26.58	$38.76	$35.13	$18.98
Total return	(10.67	%)(2)	14.42%	(27.52%)	15.38%	92.76%	(54.47%)
Ratios/supplemental data:
Net assets, end of period (millions)	$108.1		$152.0	$153.0	$242.8	$241.0	$123.3
Ratio of expenses to average net assets
Before fees waived	1.51	%(3)	1.51%	1.53%	1.48%	1.58%	1.52%
After fees waived	1.51	%(3)	1.51%	1.53%	1.48%	1.58%	1.52%
After fees waived excluding interest expense(4)	1.50	%(3)	1.51%	1.52%	1.47%	1.58%	1.51%
Ratio of net investment income to average net assets	1.70	%(3)	1.34%	1.14%	0.62%	0.62%	2.22%
Portfolio turnover rate	5.76	%(2)	3.85%	7.81%	32.35%	7.87%	26.62%

*  Unaudited

(1)  Amount represents less than $0.01 per share.

(2)  Not annualized.

(3)  Annualized.

(4)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.98%, excluding interest expense, expenses related to dividends on short positions, borkerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	Six Months Ended		Year Ended December 31,
Global Energy Fund	June 30, 2013*		2012	2011	2010	2009	2008
Net asset value, beginning of period	$26.19		$25.72	$29.74	$25.60	$15.68	$31.86
Income from investment operations:
Net investment income	0.06		0.22	0.14	0.12	0.11	0.22
Net realized and unrealized gain (loss) on investments and foreign currency	0.58		0.69	(4.06)	4.13	9.80	(15.71)
Total from investment operations	0.64		0.91	(3.92)	4.25	9.91	(15.49)
Less distributions:
From net investment income	—		(0.44)	(0.11)	(0.12)	—	—
From net realized gain	—		—	—	—	—	(0.70)
Total distributions	—		(0.44)	(0.11)	(0.12)	—	(0.70)
Redemption fee proceeds	—	(1)	— (1)	0.01	0.01	0.01	0.01
Net asset value, end of period	$26.83		$26.19	$25.72	$29.74	$25.60	$15.68
Total return	2.52	%(2)	3.53%	(13.16%)	16.63%	63.27%	(48.56%)
Ratios/supplemental data:
Net assets, end of period (millions)	$70.7		$90.30	$143.1	$118.0	$75.4	$30.2
Ratio of expenses to average net assets
Before fees waived	1.39	%(3)	1.35%	1.27%	1.25%	1.42%	1.31%
After fees waived	1.39	%(3)	1.35%	1.27%	1.25%	1.42%	1.31%
After fees waived excluding interest expense(4)	1.38	%(3)	1.34%	1.27%	1.25%	1.42%	1.30%
Ratio of net investment income to average net assets	0.68	%(3)	0.62%	0.43%	0.46%	0.82%	0.76%
Portfolio turnover rate	6.07	%(2)	14.02%	28.23%	42.08%	51.74%	74.90%

*  Unaudited

(1)  Amount represents less than $0.01 per share.

(2)  Not annualized.

(3)  Annualized.

(4)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.45%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	Six Months Ended		Year Ended December 31,
Global Innovators Fund	June 30, 2013*		2012	2011	2010	2009	2008
Net asset value, beginning of period	$21.18		$17.72	$19.00	$16.24	$11.21	$21.68
Income from investment operations:
Net investment income (loss)	0.02		0.11	0.04	(0.05)	(0.01)	0.62
Net realized and unrealized gain (loss) on investments	3.59		3.42	(1.28)	2.81	5.08	(10.48)
Total from investment operations	3.61		3.53	(1.24)	2.76	5.07	(9.86)
Less distributions:
From net investment income	—		(0.07)	(0.04)	—	—	(0.61)
Return of capital	—		—	—	—	(0.04)	—
Total distributions	—		(0.07)	(0.04)	—	(0.04)	(0.61)
Redemption fee proceeds	—	(1)	— (1)	— (1)	— (1)	— (1)	— (1)
Net asset value, end of period	$24.79		$21.18	$17.72	$19.00	$16.24	$11.21
Total return	17.04	%(2)	19.91%	(6.51%)	17.00%	45.20%	(45.42%)
Ratios/supplemental data:
Net assets, end of period (millions)	$35.4		$31.6	$32.4	$38.2	$36.7	$29.6
Ratio of expenses to average net assets:
Before fees waived/recaptured	1.49	%(3)	1.51%	1.42%	1.47%	1.68%	1.40%
After fees waived/recaptured	1.49	%(3)	1.51%	1.44%	1.55%	1.56%	1.40%
After fees waived/recapture excluding interest expense(4)	1.48	%(3)	1.50%	1.44%	1.55%	1.55%	1.39%
Ratio of net investment income (loss) to average net assets:
Before fees waived/recaptured	0.21	%(3)	0.49%	0.26%	(0.16%)	(0.20%)	3.07%
After fees waived/recaptured	0.21	%(3)	0.49%	0.24%	(0.24%)	(0.07%)	3.07%
Portfolio turnover rate	0.00	%(2)	6.02%	47.40%	56.97%	50.54%	36.49%

*  Unaudited

(1)  Amount represents less than $0.01 per share.

(2)  Not annualized.

(3)  Annualized.

(4)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.55%, excluding interest expense, expenses related to dividends on short positions, borkerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

Inflation Managed Dividend FundTM	Six Months Ended June 30, 2013*		March 30, 2012(1) Through December 31, 2012
Net asset value, beginning of period	$12.80		$12.50
Income from investment operations:
Net investment income	0.23		0.31
Net realized and unrealized gain on investments and foreign currency	1.44		0.30
Total from investment operations	1.67		0.61
Less distributions:
From net investment income	(0.22)		(0.31)
Total distributions	(0.22)		(0.31)
Redemption fee proceeds	—		—
Net asset value, end of period	$14.25		$12.80
Total return	13.16	%(2)	4.97	%(2)
Ratios/supplemental data:
Net assets, end of period (millions)	$2.0		$1.8
Ratio of expenses to average net assets:
Before fees waived	5.64	%(3)	7.05	%(3)
After fees waived	0.68	%(3)	0.68	%(3)
After fees waived excluding interest expense(4)	0.68	%(3)	0.68	%(3)
Ratio of net investment income (loss) to average net assets:
Before fees waived/recaptured	(1.64	%)(3)	(3.02	%)(3)
After fees waived/recaptured	3.32	%(3)	3.35	%(3)
Portfolio turnover rate	12.92	%(2)	13.33	%(2)

*  Unaudited

(1)  Commencement of Operations.

(2)  Not annualized.

(3)  Annualized.

(4)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 0.68%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

Renminbi Yuan & Bond Fund	Six Months Ended June 30, 2013*		Year Ended December 31, 2012	June 30, 2011(1) Through December 31, 2011
Net asset value, beginning of period	$12.71		$12.52	$12.50
Income from investment operations:
Net investment income	0.13		0.12	—	(2)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.02)		0.36	0.02
Total from investment operations	0.11		0.48	0.02
Less distributions:
From net investment income	(0.12)		(0.29)	—
Total distributions	(0.12)		(0.29)	—
Redemption fee proceeds	—	(2)	— (2)	—	(2)
Net asset value, end of period	$12.70		$12.71	$12.52
Total return	0.86	%(3)	3.88%	0.16	%(3)
Ratios/supplemental data:
Net assets, end of period (millions)	$91.5		$89.3	$92.7
Ratio of expenses to average net assets:
Before fees waived/recaptured	0.94	%(4)	0.90%	0.92	%(4)
After fees waived/recaptured	0.90	%(4)	0.90%	0.90	%(4)
After fees waived/recaptured excluding interest expense(5)	0.90	%(4)	0.90%	0.90	%(4)
Ratio of net investment income to average net assets:
Before fees waived/recaptured	1.95	%(4)	1.05%	0.02	%(4)
After fees waived/recaptured	1.99	%(4)	1.05%	0.04	%(4)
Portfolio turnover rate	0.00	%(4)	9.19%	0.72	%(3)†

*  Unaudited

†  Restated

(1)  Commencement of Operations.

(2)  Amount represents less than $0.01 per share.

(3)  Not annualized.

(4)  Annualized.

(5)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 0.90%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

Note 1

Organization

Guinness AtkinsonTM Funds (the "Trust"), was organized on April 28, 1997 as a Delaware business trust and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Currently, the Trust offers eight separate series: Guinness Atkinson Alternative Energy Fund (the "Alternative Energy Fund"), Guinness Atkinson Asia Focus Fund (the "Asia Focus Fund"), Guinness Atkinson Asia Pacific Dividend Fund (the "Asia Pacific Dividend Fund"), Guinness Atkinson China & Hong Kong Fund (the "China & Hong Kong Fund"), Guinness Atkinson Global Energy Fund (the "Global Energy Fund"), Guinness Atkinson Global Innovators Fund (the "Global Innovators Fund"), Guinness Atkinson Inflation Managed Dividend FundTM (the "Inflation Managed Dividend FundTM") and Guinness Atkinson Renminbi Yuan & Bond Fund (the "Renminbi Yuan & Bond Fund"), all of which (each a "Fund" and collectively, the "Funds") are covered by this report. Except for the Inflation Managed Dividend FundTM, each Fund is a non-diversified Fund. The China & Hong Kong Fund began operations on June 30, 1994, the Asia Focus Fund began operations on April 29, 1996, the Global Innovators Fund began operations on December 15, 1998, the Global Energy Fund began operations on June 30, 2004, the Alternative Energy Fund and the Asia Pacific Dividend Fund began operations on March 31, 2006, the Renminbi Yuan & Bond Fund began operations on June 30, 2011, and the Inflation Managed Dividend FundTM began operations on March 30, 2012.

The Alternative Energy Fund's and Asia Focus Fund's investment objective is long-term capital appreciation. The Asia Pacific Dividend Fund's investment objective is to provide investors with dividend income and long-term capital growth. The China & Hong Kong Fund's investment objective is long-term capital appreciation primarily through investments in securities of China and Hong Kong. The Global Energy Fund's and Global Innovators Fund's investment objective is long-term capital appreciation. The Renminbi Yuan & Bond Fund's investment objective is to seek total return. Total return means the combination of capital appreciation and investment income, which includes changes in the value of the renminbi, the currency of China of which the yuan is the unit. The Inflation Managed Dividend Fund's investment objective is to seek a moderate level of current income and consistent dividend growth at a rate that exceeds inflation.

Note 2

Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP").

A.  Security Valuation. Securities of the Funds that are traded on a principal exchange (U.S. or foreign) or NASDAQ are valued at the official closing price on each day that the exchanges are open for trading. Securities traded on an exchange for which there have been no sales, and other over-the-counter securities are valued at the mean between the bid and asked prices. Debt securities are valued based on available market quotations received from an independent pricing service approved by the Trust's Board of Trustees which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Investment Advisor in accordance with procedures established by the Board of Trustees. In determining fair value, the Funds take into account all relevant factors and available information. Consequently, the price of the security used to calculate its Net Asset Value may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining a security's fair value. As a result, different mutual funds could reasonably arrive at different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine. Short-term investments are stated at cost, combined with accrued interest, which approximates market value. Realized gains and losses from securities transactions are calculated using the identified cost method.

  Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Funds do not isolate that portion of the results of operations resulting from changes in the currency exchange rate from the fluctuations resulting from changes in the market prices of investments.

  Foreign exchange gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are shown as net realized gains or losses on foreign currency transactions in the respective Fund's statement of operations.

B.  Forward Foreign Currency Exchange Contracts. The Funds may utilize forward foreign currency exchange contracts ("forward contracts") to hedge against foreign exchange fluctuations on foreign-denominated investments under which they are obligated to exchange currencies at specific future dates and at specified rates. All commitments are "marked-to-market" daily and any resulting unrealized gains or losses are included as unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The Funds record realized gains or losses at the time the forward contract is settled. Risks may arise upon entering these contracts from the potential inability of a counter party to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies. Counterparties to these contracts are major U.S. financial institutions. Please refer to Note 7 for further information on forward foreign currency contracts held in each Fund.

C.  Restricted and Illiquid Securities. A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuers would typically bear the expense of all registrations at no cost to the Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Funds' Board of Trustees. A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by a fund. Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value.

D.  Security Transactions, Dividend Income and Distributions. Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses from securities transactions are calculated using the identified cost method.

E.  Allocation of Expenses. Each Fund is charged for those expenses directly attributable to it. Expenses that are not directly attributable to a Fund are allocated among the Funds in proportion to their respective assets or another appropriate method.

F.  Cash overdraft. Throughout the year, the Funds may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate plus London Interbank Offered Rate ("LIBOR"). Payables, if any, are reflected as Due to Custodian in the Statements of Assets and Liabilities. Expenses from cash overdrafts are included in Interest Expense in the Statements of Operations.

G.  Concentration of Risk. The Alternative Energy Fund invests substantially in the alternative energy or energy technology sectors. The Asia Focus Fund invests substantially all of its assets in the Asian continent. The Asia Pacific Dividend Fund invests primarily in dividend-producing equity securities of Asia Pacific companies. The China & Hong Kong Fund invests substantially all of its assets in securities that are traded in China or Hong Kong or that are issued by companies that do a substantial part of their business in China. The Global Energy Fund invests substantially in energy companies; the changes in the prices and supplies of oil and other energy fuels may affect the Fund's investments. The Renminbi Yuan & Bond Fund invests in securities issued by companies economically tied to China, which exposes the Fund to greater market risk and potential monetary losses than if the Fund's assets were diversified among other regions. The consequences of political, social, or economic changes in the countries or business sectors in which the securities are offered or the issuers conduct their operations may affect the market prices of the Funds' investments and any income generated, as well as the Funds' ability to repatriate such amounts.

H.  Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

I.  Indemnifications. Under the Trust's organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

J.  Federal Income Taxes. The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and to distribute all of their taxable income to their shareholders. Therefore, no provision is made for federal income or excise tax.

  The Funds recognize the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Funds' tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2010 through 2012, or expected to be taken in the Funds' 2013 tax returns. The Funds identify their major tax jurisdiction as U.S. Federal, California State and foreign jurisdictions where the Funds make significant investments; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Note 3

Investment Advisory and Other Agreements

The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with Guinness Atkinson Asset Management, Inc. (the "Advisor"), under which the Advisor provides the Funds with investment management services. The Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the following annual rates based upon the average daily net assets of the Funds:

Alternative Energy Fund	1.00%
Asia Focus Fund	1.00%
Asia Pacific Dividend Fund	1.00%
China & Hong Kong Fund	1.00%
Global Energy Fund	0.75%
Global Innovators Fund	0.75% on the 1st $500 million, 0.60% thereafter
Inflation Managed Dividend FundTM	0.45%
Renminbi Yuan & Bond Fund	0.55%

The Funds are responsible for their own operating expenses. The Advisor has contractually agreed to limit each Fund's total operating expenses (excluding interest, dividends on short positions, taxes and extraordinary expenses) by reducing all or a portion of its fees and reimbursing the Fund for expenses so that its ratio of expenses to average daily net assets will not exceed the following levels:

Alternative Energy Fund	1.98%
Asia Focus Fund	1.98%
Asia Pacific Dividend Fund	1.98%
China & Hong Kong Fund	1.98%
Global Energy Fund	1.45%
Global Innovators Fund	1.55%
Inflation Managed Dividend FundTM	0.68%
Renminbi Yuan & Bond Fund	0.90%

The expense ratios shown in the financial highlights may exceed these levels due to expenses incurred, but not covered by the expense limitation agreement.

To the extent that the Advisor waives fees and/or absorbs expenses it may seek repayment of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or absorbed, subject to the applicable cap. For the six months ended June 30, 2013, the Advisor waived fees and absorbed expenses of $21,870, $34,455, $46,506 and $19,454 for the Alternative Energy Fund, the Asia Pacific Dividend Fund, Inflation Managed Dividend FundTM and the Renminbi Yuan & Bond Fund, respectively.

At June 30, 2013, the Advisor may recapture a portion of the following amounts that had been paid and/or waived on behalf of the Funds no later than the dates as stated below:

Fund	December 31, 2013	December 31, 2014	December 31, 2015	December 31, 2016	Total
Alternative Energy Fund	—	—	$45,850	$21,870	$67,720
Asia Pacific Dividend Fund	$71,467	$74,834	$74,715	$34,455	$255,471
Inflation Managed Dividend FundTM	—	—	$71,229	$46,506	$117,735
Renminbi Yuan & Bond Fund	—	$5,856	—	$19,454	$25,310

Mutual Fund Administration Corporation (the "Administrator") acts as the Funds' administrator under an administration agreement. The fees paid to the Administrator for the period ended June 30, 2013 are reported on the Statements of Operations.

Quasar Distributors, LLC (the "Distributor") acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares.

Foreside Compliance Services, LLC provides Chief Compliance Officer ("CCO") services to the Funds. The fees paid for CCO services for the period ended June 30, 2013 are reported on the Statements of Operations.

On August 14, 1998, the Trust approved a Deferred Compensation Plan for Trustees (the "Plan"). Trustees can elect to receive payment in cash or defer payments provided for in the Plan. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account (Phantom Share Account). This account accumulates the deferred fees earned, and the value of the account is adjusted at the end of each quarter to reflect the value that would have been earned if the account had been invested in designated investments. The Funds recognize as trustee expense amounts accrued as meetings are attended plus the change in value of the Phantom Share Account.

The change in the value of the phantom share account during the period ended June 30, 2013 is shown in the table below. These amounts included any additional contributions to the deferred compensation plan and any appreciation (depreciation) on the underlying investments.

Alternative Energy Fund	$(801)
Asia Focus Fund	$5,266
Asia Pacific Dividend Fund	$(686)
China & Hong Kong Fund	$(2,389)
Global Energy Fund	$4,906
Global Innovators Fund	$(1,050)
Inflation Managed Dividend FundTM	$(648)
Renminbi Yuan & Bond Fund	$(1,745)

The fees paid to non-interested Trustees for the period ended June 30, 2013 are reported on the Statements of Operations.

Certain officers of the Trust are also officers and/or Directors of the Advisor and the Administrator. None of these officers are compensated directly by the Funds.

Note 4

Shareholder Servicing Plan

Each Fund has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.25% of its daily average net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

The fees paid under the Shareholder Servicing Plan for the period ended June 30, 2013 are reported on the Statements of Operations.

Note 5

Investment Transactions

The following table presents purchases and sales of securities during the period ended June 30, 2013, excluding short-term investments, to indicate the volume of transactions in each Fund.

	Purchases	Sales
Alternative Energy Fund	$546,283	$2,054,744
Asia Focus Fund	$1,000,167	$18,824,219
Asia Pacific Dividend Fund	$155,996	$303,037
China & Hong Kong Fund	$8,085,432	$33,868,300
Global Energy Fund	$5,046,990	$28,210,528
Global Innovators Fund	$—	$2,194,999
Inflation Managed Dividend FundTM	$136,682	$198,920
Renminbi Yuan & Bond Fund	$26,274,571	$—

The Funds did not purchase U.S. Government securities as a part of their long-term investment strategy during the period ended June 30, 2013.

Note 6

Fair Value Measurements and Disclosures

The Funds utilize various inputs in determining the value of its investments. These inputs are summarized in the three broad levels listed below:

Level 1 —  Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access.

Level 2 —  Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —  Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

In addition, the Fund has adopted Accounting Standards Update No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards ("IFRSs") which amends Fair Value Measurements and Disclosures to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and IFRSs. Enhanced disclosure is required to detail any transfers in to and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of June 30, 2013, in valuing the Funds' assets carried at fair value:

Alternative Energy Fund

Assets Table	Level 1	Level 2	Level 3		Total
Investments, at Value
Common Stocks[1]:
Basic Materials	$616,573	$—	$—		$616,573
Energy	5,955,759	—	—		5,955,759
Industrial	5,518,625	—	—	(a)	5,518,625
Utilities	2,721,105	—	—		2,721,105
Total Investments, at value	14,812,062	—	—		14,812,062
Total Assets	$14,812,062	$—	$—	(a)	$14,812,062

(a)  Applied Intellectual Capital Ltd. fair valued at zero as the company has been delisted since 2009.

Asia Focus Fund

Assets Table	Level 1	Level 2	Level 3	Total
Investments, at Value
Common Stocks[1]:
Basic Materials	$1,126,622	$—	$—	$1,126,622
Communications	1,941,142	—	—	1,941,142
Consumer, Cyclical	2,790,230	—	—	2,790,230
Consumer, Non-cyclical	355,697	—	—	355,697
Energy	4,857,440	—	—	4,857,440
Exchange Traded Funds ("ETFs")	541,412	—	—	541,412
Financial	2,159,195	—	—	2,159,195
Industrial	2,503,050	—	—	2,503,050
Technology	4,784,141	—	—	4,784,141
Utilities	1,401,249	—	—	1,401,249
Total Investments, at value	22,460,178	—	—	22,460,178
Total Assets	$22,460,178	$—	$—	$22,460,178

Asia Pacific Dividend Fund

Assets Table	Level 1	Level 2	Level 3	Total
Investments, at value
Common Stocks[1]:
Basic Materials	$201,867	$—	$—	$201,867
Communications	733,481	—	—	733,481
Consumer, Cyclical	192,637	—	—	192,637
Consumer, Non-cyclical	444,435	—	—	444,435
Energy	594,301	—	—	594,301
Financial	943,884	—	—	943,884
Industrial	391,780	—	—	391,780
Technology	733,266	—	—	733,266
Utilities	388,947	—	—	388,947
Total Investments, at value	4,624,598	—	—	4,624,598
Total Assets	$4,624,598	$—	$—	$4,624,598

China & Hong Kong Fund

Assets Table	Level 1	Level 2	Level 3	Total
Investments, at Value
Common Stocks[1]:
Basic Materials	$4,547,967	$—	$—	$4,547,967
Communications	23,460,382	—	—	23,460,382
Consumer, Cyclical	15,871,283	—	—	15,871,283
Consumer, Non-cyclical	1,181,736	—	—	1,181,736
Energy	19,630,139	—	—	19,630,139
Exchange Traded Funds ("ETFs")	2,845,083	—	—	2,845,083
Financial	24,701,542	—	—	24,701,542
Industrial	10,147,008	—	—	10,147,008
Technology	5,489,999	—	—	5,489,999
Utilities	3,701,227	—	—	3,701,227
Total Investments, at value	111,576,366	—	—	111,576,366
Total Assets	$111,576,366	$—	$—	$111,576,366

Global Energy Fund

Assets Table	Level 1	Level 2	Level 3		Total
Investments, at value
Common Stocks[1]:
Energy	$70,007,347	$—	$—	(a)	$70,007,347
Industrial	55,905	—	—		55,905
Total Investments, at value	70,063,252	—	—		70,063,252
Total Assets	$70,063,252	$—	$—	(a)	$70,063,252

(a)  Cluff Natural Resources warrants fair valued at zero.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Global Energy Fund	Common Stock	Warrant
Balance as of 12/31/12	$228,228	$—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	(68,862)	—
Cost of purchases	—	—
Proceeds from sales	—	—
Accrued interest	—	—
Transfers into Level 3	—	—
Transfers out of Level 3*	159,366	—
Balance as of 06/30/13	$—	$—
Net change in unrealized depreciation on Level 3 investments held as of 06/30/13†	$(68,862)	$—

*  The amount of transfers out is reflected at the securities' fair value on the date of transfer.

†  Included in the related amounts on the Statements of Operations.

Global Innovators Fund

Assets Table	Level 1	Level 2	Level 3	Total
Investments, at value
Common Stocks:
Communications	$7,230,793	$—	$—	$7,230,793
Consumer, Cyclical	3,288,836	—	—	3,288,836
Consumer, Non-cyclical	2,707,680	—	—	2,707,680
Energy	1,180,407	—	—	1,180,407
Financial	5,784,293	—	—	5,784,293
Industrial	4,246,373	—	—	4,246,373
Technology	10,955,161	—	—	10,955,161
Total Investments, at value	35,393,543	—	—	35,393,543
Total Assets	$35,393,543	$—	$—	$35,393,543

Inflation Managed Dividend FundTM

Assets Table	Level 1	Level 2	Level 3	Total
Investments, at value
Common Stocks:
Communications	$92,350	$—	$—	$92,350
Consumer, Cyclical	65,700	—	—	65,700
Consumer, Non-cyclical	826,783	—	—	826,783
Energy	136,926	—	—	136,926
Financial	320,674	—	—	320,674
Industrial	397,398	—	—	397,398
Technology	53,522	—	—	53,522
Total Investments, at value	1,893,353	—	—	1,893,353
Total Assets	$1,893,353	$—	$—	$1,893,353

Renminbi Yuan & Bond Fund

Assets Table	Level 1	Level 2	Level 3	Total
Cash	$6,291,463	$—	$—	$6,291,463
Investments, at value
Corporate Bonds	$—	$84,815,124	$—	$84,815,124
Total Investments, at value	—	$84,815,124	—	$84,815,124
Total Assets	$6,291,463	$84,815,124	$—	$91,106,587

*  Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as foreign currency exchange contracts which are valued at the unrealized appreciation/depreciation on the investments.

1  Foreign securities traded in foreign exchanges may be adjusted due to a significant change in the value of U.S. traded securities, as measured by the S&P 500 Index. Significant movements were deemed to have occurred at June 30, 2013 and therefore such securities were classified as Level 1. As a result, securities still held by the Alternative Energy Fund, Asia Focus Fund, Asia Pacific Dividend Fund, China & Hong Kong Fund, Global Energy Fund, Global Innovators Fund, and Inflation Managed Dividend Fund were transferred from Level 2 into Level 1 with an end of period value of $6,224,030, $20,041,293, $3,695,573, $96,445,965, $20,491,260, $1,154,340, and $675,741 respectively. There were no securities transferred between Level 1 and Level 2 in the Renminbi Yuan & Bond Fund.

Note 7

Derivatives and Hedging Transactions

FASB Accounting Standards Codification 815, Derivatives and Hedging requires enhanced disclosures about the Funds' derivative and hedging activities, including how such activities are accounted for and their effects on the Funds' financial position, performance and cash flows.

Forward Foreign Currency Contracts

In order to hedge their portfolio and to protect them against possible fluctuations in foreign exchange rates pending the settlement of securities transactions, the Funds may enter into forward foreign currency contracts that obligate them to exchange currencies at specified future dates. At the maturity of a forward contract, a Fund may either make delivery of the foreign currency from currency held, if any, or from the proceeds of the portfolio securities sold. It may also terminate its obligation to deliver the foreign currency at any time by purchasing an offsetting contract. The forward values of amounts due are netted against the forward value of the currency to be delivered, and the net amount is shown as a receivable or payable in the financial statements. The Funds did not enter into forward foreign currency contracts during the period ended June 30, 2013 and did not have any outstanding forward contracts as of June 30, 2013.

Note 8

Tax Matters

As of June 30, 2013, the tax bases of investments were as follows:

	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Fund	China & Hong Kong Fund
Cost of investments for tax purposes	$28,215,464	$18,461,572	$3,747,627	$84,552,489
Gross tax unrealized appreciation	1,017,226	5,968,510	1,137,156	35,742,799
Gross tax unrealized (depreciation)	(14,420,628)	(1,969,904)	(260,185)	(8,718,922)
Net tax unrealized appreciation (depreciation) on investments*	$(13,403,402)	$3,998,606	$876,971	$27,023,877
	Global Energy Fund	Global Innovators Fund	Inflation Managed Dividend FundTM	Renminbi Yaun & Bond Fund
Cost of investments for tax purposes	$75,215,625	$34,401,501	$1,660,305	$84,270,607
Gross tax unrealized appreciation	10,727,097	6,522,790	256,427	1,081,810
Gross tax unrealized (depreciation)	(15,879,470)	(5,530,749)	(16,865)	(537,292)
Net tax unrealized appreciation (depreciation) on investments*	$(5,152,373)	$992,041	$239,562	$544,518

*  The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primary to the tax deferral of losses on wash sales and passive foreign investment company (PFIC) mark to market adjustments.

As of December 31, 2012, the Funds have the following capital loss carryforwards available to offset future realized capital gains:

Capital losses expiring in:	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Fund	China & Hong Kong Fund	Global Energy Fund	Global Innovators Fund	Inflation Managed Dividend FundTM	Renminbi Yuan & Bond Fund
2013	$—	$—	$—	$—	$—	$—	$—	$—
2014	—	—	—	—	—	—	—	—
2015	—	—	—	—	—	—	—	—
2016	10,370,865	—	1,321,324	—	—	—	—	—
2017	40,204,652	—	1,115,940	—	585,199	—	—	—
2018	9,296,377	3,440,534	1,502,925	—	—	—	—	—
No Expiration Long-term	22,159,427	1,823,877	152,572	5,390,843	—	3,627,630	—	—
No Expiration Short-term	988,867	822,502	52,549	3,343,655	—	—	—	47,320
Total	$83,020,188	$6,086,913	$4,145,310	$8,734,498	$585,199	$3,627,630	$—	$47,320

Asia Pacific Dividend Fund utilized capital loss carryforwards of $111,928. Global Innovators Fund utilized capital loss carryforwards of $2,822,241 and $4,814,343 expired on December 31, 2012. Global Energy utilized capital loss carryforwards of $957,173.

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the "Act"), the Funds will be permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Note 9

Recently Issued Accounting Pronouncements

In January 2013, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2013-01 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. This update gives additional clarification to the FASB ASU No. 2011-11 Disclosures about Offsetting Assets and Liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

Note 10

Events Subsequent to the Fiscal Period End

The Funds have adopted financial reporting rules regarding a subsequent event which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds' related events and transactions and has determined that there were no events or transactions that occurred that would materially impact the amounts or disclosures in the Funds' financial statements.

Additional Information (Unaudited)

Proxy Voting Procedures

The Advisor votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board. You may obtain a description of these procedures, free of charge, by calling "toll-free" 1-800-915-6565. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

Proxy Voting Records

Information regarding how the Advisor voted proxies relating to portfolio securities during the latest 12-month period ended June 30 is available, without charge, by calling toll-free, 1-800-915-6565. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

Form N-Q Disclosure

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the Securities and Exchange Commission's website at http://www.sec.gov. The Funds' Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free, 1-800-915-6565.

Board Consideration of and Continuance of the Trust's Investment Advisory Agreement

At an in-person meeting held on May 10, 2013, the Board of Trustees (the "Trustees" or the "Board") of Guinness Atkinson Funds (the "Trust") considered the annual approval of the continuation of the investment advisory agreement (the "Agreement") between the Trust, on behalf of the Alternative Energy Fund, the Asia Focus Fund, Asia Pacific Dividend Fund, China & Hong Kong Fund, Global Energy Fund, Global Innovators Fund, Inflation Managed Dividend Fund, and the Renminbi Yuan & Bond Fund, and the Advisor.

At the meeting, the Trustees discussed with counsel to the Trust and independent legal counsel to the Independent Trustees, their fiduciary duties under the 1940 Act in reviewing the Agreement and their obligation to obtain and review information relevant and necessary to their consideration of the Agreement. The Trustees received a memorandum summarizing the duties of the Trustees under, and the fiduciary standards established by the 1940 Act and state law, legislative and regulatory guidance, and judicial precedent with respect to evaluating the reasonableness of fees and interpretation of the applicable fiduciary standards. In their deliberations, the Trustees considered the factors summarized below, and in approving the continuance of the Agreement with respect to each Fund, the Trustees did not identify any single factor, or information provided with respect to any single factor, as controlling. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately with respect to each Fund.

Nature, Extent and of Quality of Services. The Board discussed the fees payable by each Fund under the Agreement, the services provided by the Advisor to each Fund, and the Trustees considered that they receive from the Advisor and review on a regular basis over the course of the year, information regarding the Funds' performance, including information about the Funds' performance in comparison to peers and benchmarks and analyses by the Advisor of the Funds' performance. The Trustees also considered information about the nature, extent and quality of the services provided by the Advisor, including the background and experience of the Advisor's senior management and portfolio managers, and their special knowledge about the areas in which the Funds invest. The Trustees also considered information gained from their experience as Trustees of the Funds, in addition to the overall reputation and capabilities of the Advisor and its investment professionals, the Advisor's commitment to providing high quality services to the Funds, the Trustees' overall confidence in the Advisor's integrity and responsiveness to Trustee concerns, the Advisor's integrity as reflected in its adherence to compliance practices, and the Advisor's willingness and initiative in implementing changes designed to improve services to the Funds or reduce Fund expenses. The Trustees considered the impact of current market conditions on each Fund and the Fund complex. The Trustees also considered the general market performance in the prior year across market sectors and specifically in respect of each Fund's specific sector or region focus, including the particular challenges or strengths of the markets in responding to global market events during the period.

Fund Performance, Advisory Fees and Expenses. For each Fund and its peer group of Funds, the Trustees reviewed information compiled from Morningstar, Inc. data regarding performance for periods ended March 31, 2013 and expense information as of March 31, 2013. The Trustees considered that they receive from the Advisor and review on a regular basis over the course of the year, information regarding the Funds' performance, including information about the Funds' performance in comparison to peers and benchmarks, and analyses by the Advisor of the Funds' performance. The Trustees also considered the

Funds' long-term performance records and the Advisor's continuing efforts to improve the Funds' performance. The Trustees compared each Fund's performance, advisory fee and expenses to those of its peer group. The Trustees also considered the size of each Fund in comparison to its peers, including whether peer funds were part of a larger fund complex. The Trustees considered the following Fund-specific factors:

Alternative Energy Fund. (1) The Fund's advisory fee was equal to the median fees charged to the four pure alternative energy mutual funds in the Morningstar "Equity Energy" category; (2) the Fund's total expenses were slightly above the median expenses incurred by its peers noting that the Fund's total expenses were comparable to its peers with similar asset size; (3) the Advisor agreed to limit the Fund's expense ratio through June 30, 2014; and (4) the Fund had outperformed one of its benchmark indices for the one-year period, and underperformed its other benchmark index and its peer group median for the one-, three- and five-year periods.

Asia Focus Fund. (1) The Fund's advisory fee was slightly above the median, but within the range of fees charged to comparable mutual funds in the Morningstar "Pacific/Asia Ex-Japan Stock" category; (2) the Fund's higher total expenses were attributable to its relatively smaller size compared to its peer group; (3) the Advisor agreed to limit the Fund's expense ratio through June 30, 2014; and (4) the Fund had underperformed its benchmark indices and peer group median for the one-, three-, five- and ten-year periods.

Asia Pacific Dividend Fund. (1) The Fund's advisory fee was slightly above the median fees charged to comparable mutual funds in the Morningstar "Pacific/Asia Ex-Japan Stock" category; (2) the Fund's higher total expenses were attributable to the Fund's small size compared to that of each of its peers; (3) the Advisor agreed to limit the Fund's expense ratio through June 30, 2014; and (4) the Fund had outperformed one of its benchmark indices for the one- and three-year periods, had the same performance as its peer group median for the one-year period, but had underperformed: that benchmark index for the 5-year period; the other benchmark index for the one-, three-, and five-year periods; and the peer group median for the three- and five-year periods.

China & Hong Kong Fund. (1) The Fund's advisory fee was equal to the median fees charged to comparable mutual funds in the Morningstar "China Region" category; (2) the Fund's total expenses were slightly above the median expenses incurred by its peers; (3) the Advisor agreed to limit the Fund's expense ratio through June 30, 2014; and (4) the Fund had underperformed its benchmark indices and peer group median for the one-, three- and five-year periods, as well as one of its benchmark indices for the 10-year period, but had the same performance as the peer group median and outperformed its other benchmark index for the ten-year period.

Global Energy Fund. (1) The Fund's advisory fee was equal to the median fees charged to comparable mutual funds in the Morningstar's "Equity Energy" category; (2) the Fund's total expenses were equal to the median of expenses incurred by the funds in its peer group; (3) the Advisor agreed to limit the Fund's expense ratio through June 30, 2014; and (4) the Fund had underperformed its benchmark indices and peer group median for the one-, three- and five-year periods.

Global Innovators Fund. (1) The Fund's advisory fee was equal to the median fees charged to comparable mutual funds in the Morningstar "Large Growth" category; (2) the Fund's total expenses were higher than the median of expenses incurred by the funds in its peer group; (3) the Advisor agreed to limit the Fund's expense ratio through June 30, 2014; and (4) the Fund had outperformed one of its benchmark indices for the five- and ten-year periods, underperformed that index for the one- and three-year periods, outperformed the other benchmark index for the one- and ten-year periods, underperformed that other index for the three- and five-year periods, had the same performance as its peer group median for the three-year period, and outperformed its peer group median for the one-, five- and ten-year periods.

Inflation Managed Dividend FundTM. (1) The Fund's advisory fee was below the average and median fees charged to comparable mutual funds in the Morningstar "World Stock" category; (2) the Fund's total expenses were below the average and median expenses of its peer group; (3) the Advisor agreed to limit the Fund's expense ratio for an initial three year-term through March 31, 2015 and (4) the Fund had outperformed its benchmark index and peer group median for the one-year period.

Renminbi Yuan & Bond Fund. (1) The Fund's advisory fee was below the average and median fees charged to comparable mutual funds in the Morningstar "Emerging Markets Bond" category; (2) the Fund's total expenses were below the median expenses of its peer group; (3) the Advisor agreed to limit the Fund's expense ratio through June 30, 2014; and (4) the Fund had underperformed its benchmark index and peer group median for the one-year period.

With respect to each Fund, the Trustees concluded that the Advisor's willingness to limit the Fund's expense ratio through June 30, 2014 and through March 31, 2015 with respect to the Inflation Managed Dividend FundTM would provide stability to the Fund's expenses during that period.

Costs of Services and Profitability. The Trustees considered the financial information provided by the Advisor, including the profitability of each Fund to the Advisor, the Advisor's profitability in general and the firm's retention of key personnel. The Board concluded that the profitability of each Fund to the Advisor, when positive, was reasonable.

Economies of Scale. The Trustees considered the size of each Fund and the Advisor's willingness to institute breakpoints in the advisory fee as individual Funds reached higher asset levels.

After considering the factors described above, the Board and the Independent Trustees separately determined that the overall fee arrangement between the Trust, on behalf of each Fund, and the Advisor was fair and reasonable, and that continuance of the Agreement was in the best interests of each Fund and its shareholders, and accordingly, approved the continuance of the Agreement through May 31, 2014.

Privacy Notice

Guinness AtkinsonTM Funds and Guinness Atkinson Asset Management, Inc. may collect non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and

• Information about your transactions with us.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder's authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

Guinness AtkinsonTM Funds Information

Board of Trustees

J. Brooks Reece, Jr., Chairman
Dr. Gunter Dufey
James I. Fordwood
Timothy W.N. Guinness
Dr. Bret A. Herscher

Contact Guinness AtkinsonTM Funds

P.O. Box 701
Milwaukee, WI 53201-0701
Shareholder Services: 800-915-6566
Literature Request: 800-915-6565
Website: www.gafunds.com
Email: mail@gafunds.com

Guinness AtkinsonTM Funds
Fund	Cusip	Ticker	Fund#
Alternative Energy Fund	402031 50 4	GAAEX	1298
Asia Focus Fund	402031 10 8	IASMX	1096
Asia Pacific Dividend Fund	402031 60 3	GAADX	1299
China & Hong Kong Fund	402031 20 7	ICHKX	1094
Global Energy Fund	402031 40 5	GAGEX	1098
Global Innovators Fund	402031 30 6	IWIRX	1095
Inflation Managed Dividend FundTM	402031 80 1	GAINX	1092
Renminbi Yuan & Bond Fund	402031 70 2	GARBX	1099

Distributed by Quasar Distributors, LLC, Milwaukee, WI 53202

This report is intended for shareholders of the Guinness AtkinsonTM Funds and may not be used as literature unless preceded or accompanied by a current prospectus.

Guinness Atkinson Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

123S0204--P

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)                                 The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded based on such evaluation that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Incorporated by reference to the Registrant’s Form N-CSR filed March 11, 2013.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)         Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guinness Atkinson Funds

By	/s/ James J. Atkinson
Name:	James J. Atkinson
Title:	President
Date:	9/6/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James J. Atkinson
Name:	James J. Atkinson
Title:	President
Date:	9/6/13

By	/s/ Rita Dam
Name:	Rita Dam
Title:	Treasurer
Date:	9/6/13